Exhibit 10.8

WESTINVEST GESELLSCHAFT FÜR INVESTMENTFONDS mbH
A limited liability company, member of the European Union
DÜSSELDORF (Germany), 33 Hans-Böckler
Court of First Instance of DÜSSELDORF (Germany) number HRB 24 3043.

Represented in its capacity as manager by DEKA IMMOBILIEN GmbH
A limited liability company, member of the European Union
Frankfurt-am-Main (Germany), Taunusanlage 1
Court of First Instance of Frankfurt-am-Main number HRB 8633 acting through its branch located in Paris 75116, 30 Rue Galilée registered with the Corporate and Trade Register of Paris under number 503 134 090

COTY To the attention of Mr. Geraud-Marie LACASSAGNE 14, rue du 4 Septembre 75002 Paris
Paris, January 22, 2014

HAND-DELIVERED LETTER

In two original copies

Dear Sir,

We make reference to the commercial lease (the “Lease”) signed today between our company, in the capacity of lessor (the “Lessor”) and your company, in the capacity of lessee (the “Lessee”), the Lessor and the Lessee being collectively referred to as the “Parties”), concerning the lease of the entire building located at 8-14 rue Gramont and 14 rue du 4 Septembre in Paris (75002) (the “Leased Premises”).

We hereby wish to clarify our commitments regarding the tax-related treatment of the rental exemption granted to the Lessee referred to in Article 3 of the specific conditions of the Lease (the “Rental Exemption”).

The Rental Exemption granted by the Lessor to the Lessee must be regarded as an integral and indivisible part of the financial and contractual terms of the Lease as a whole and does not, in any way, constitute the remuneration of any services, mutual or not.

Accordingly, the Rental Exemption shall not include mutual VAT billing between the parties.

However, if in the unlikely event, and within the legal period of time for applicable recovery, tax authorities were to consider that the Rental Exemption constitutes the provision of mutual services,

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each Party shall have the possibility to ask the other Party, who has already agreed, to issue to the other Party an invoice, in good and due form, for an amount identical to the amount of the Rental Exemption increased by the amount of the VAT in force. The potential surcharges, penalties or delay interest shall be borne equally by the Parties.

In the absence of agreement between the Parties, all disputes arising under this letter, including those related to its interpretation or its execution shall be definitively settled by the competent courts of Paris to which the Parties attribute exclusive competence, including in the event of emergency proceedings, plurality of defendants or presence of third parties.

We would appreciate if you could give us your acceptance of the terms of this letter by returning the original copy duly signed by you.

Your acceptance of the terms of this letter shall have effect as an additional clause to the Lease.

WESTINVEST GESELLSCHAFT FÜR INVESTMENTFONDS mbH

[signature]	[signature]
Ms. Tania BAALI	Mr. Julien GEYER

COTY

Mr. Geraud-Marie LACASSAGNE
[signature]

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PARIS\DNOBLI\4229252.02

COMMERCIAL LEASE

(LEASE PURSUANT TO ARTICLES L.145-1 TO L. 145-60, R 145-1 TO R 145-11, R 145-20 TO
R 145-33 AND D 145-12 TO D 145-19 OF THE COMMERCIAL CODE AS WELL AS
TO THE PROVISIONS OF DECREE No. 53-960 OF SEPTEMBER 30, 1953 WHICH
REMAIN IN FORCE)

by and between

WESTINVEST GESELLSCHAFT FÜR INVESTMENTFONDS mbH

and

COTY

regarding
THE LEASE
of
THE BUILDING located at 8-14 rue Gramont and 14 rue du 4 Septembre in Paris (75002)

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BY AND BETWEEN THE UNDERSIGNED:

(1)
WESTINVEST GESELLSCHAFT FÜR INVESTMENTFONDS mbH, a limited liability company, member of the European Union, with its registered office in DÜSSELDORF (Germany), 33 Hans-Böckler, registered with the Court of First Instance of DÜSSELDORF (Germany) under number HRB 24 3043.

Represented by DEKA IMMOBILIEN GmbH, a limited liability company, member of the European Union, with its registered office in Frankfurt-am-Main (Germany), Taunusanlage 1, registered with the Court of First Instance of Frankfurt-am-Main under number HRB 8633, acting through its branch located in Paris 75116, 30 Rue Galilée, identified by the SIREN number 503 134 090 and registered with the Corporate and Trade Register of Paris, in its capacity as manager, duly authorized for the purpose hereof,

Itself represented by Ms. Tania Baali and Mr. Julien Geyer, duly authorized for the purpose hereof by virtue of the power of attorney a copy of which appears in Appendix 1.

(hereinafter referred to as the “Lessor”)

AND:

(2)
COTY, a simplified joint stock company with a capital of €22,905,465 and with its registered office at 14 rue du 4 Septembre in Paris (75002), registered with the Corporate and Trade Register of Paris and identified under number 394 710 552, represented by Mr. Geraud-Marie LACASSAGNE, in its capacity as President, duly authorized for the purpose hereof.

(hereinafter referred to as the “Lessee”)

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WHEREAS:

A.	The Lessor is the owner of the Building and the Leased Premises.

B.	Under a private agreement dated June 13, 2005 (referred to as the “Initial Lease”), the Lessor leased to the Lessee the Leased Premises that form the entirety of the Building.

The Initial Lease was concluded for a period of nine (9) years and two (2) full consecutive months, entering into force on January 1, 2006 and coming to an end on February 28, 2015.

Under the terms and conditions of the Initial Lease, the Lessee only had the right to terminate the Initial Lease upon contractual maturity, subject to notification of vacating the premises by extrajudicial document at least six (6) months in advance.

Given the fact that the Lessee had expressed the intent to continue the Initial Lease beyond its contractual maturity but under different terms and conditions, the Parties have met in order to sign a new commercial lease concerning the Leased Premises (hereinafter the “Lease”).

To ascertain their agreement, the Parties have agreed to conclude the Lease, which consists of two parts: the first part referred to as “General Conditions” and the second part referred to as “Specific Conditions.”

C.
The Lessee declares that it had access to all documents and information concerning the Building and the Leased Premises. In addition, the Lessee declares that it has obtained from the Lessor all the information and documents that it wished to examine and that it was able to carry out all and any tax, accounting, technical and legal reviews it deems necessary in relation thereof.

D.
In addition, the Lessee declares having perfect knowledge of the Leased Premises so that it may occupy them as of January 1, 2006 under the Initial Lease. In this context, the Lessee declares that the Leased Premises and the Building allow it to practice its activity. Accordingly, the Lessee accepts the Leased Premises on the Effective Date of the Lease especially given (i) the elements and information contained in the documents mentioned in paragraph (C) above and (ii) its occupancy of the Leased Premises under the Initial Lease, without any claim against the Lessor for any reason whatsoever, and in particular on the basis of their consistency and/or their area.

E.
Pursuant to Article L. 125-5 of the Environmental Code and Decree No. 2005-134 of February 15, 2005 regarding the prevention of natural hazards, mining risks and technological risks and the repair of damage, the Lessor declares that, to its knowledge, the Building is not currently located in a zone covered by a Technological Risk Prevention Plan or a Natural Hazard Prevention Plan or a Mining Risk Prevention Plan prescribed or approved, or by a Natural Hazard Prevention Plan

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certain provisions of which were made effective immediately or in a seismic zone. The Building is located in a zone covered by a flooding risk prevention plan.

Consequently, an overview of the risks has been drafted and a copy of this overview appears in Appendix 2.

Pursuant to Article L. 125-5-IV of the Environmental Code and Decree No. 2005-134 of February 15, 2005 cited above, the Lessor declares that, to its knowledge, the Building was not affected by any disaster which may give rise to the payment of an insurance compensation covering the risks of natural (Article L. 125-2 of the Insurance Code) or technological disasters (Article L. 128-2 of the Insurance Code).

F.	Pursuant to Article L. 134-3-1 of the Building and Housing Code, an energy performance diagnosis of the Building is enclosed as Appendix 3, for information purposes only.

G.
For information purposes only and after having consulted the public BASOL (database concerning polluted or potentially polluted sites and soils that may request government action as a preventive or curative measure) and BASIAS (historic inventory of industrial sites and service activities) database, the Lessor notifies the Lessee that the Building is not listed in these databases on the date of signature of this document.

The Lessee declares to be satisfied with this information, does not hold the Lessor liable in any way in regards thereof, and thus acknowledges that the Lessor has fulfilled its obligation to provide information under Article L. 125-7 of the Environmental Code.

H.	Pursuant to Article L. 125-9 of the Environmental Code, the Parties have drafted an environmental appendix the terms of which appear in Appendix 4.

It is expressly agreed by and between the Parties that this document represents an integral part of the Lease.

THEREFORE, IT IS AGREED AS FOLLOWS:

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I - GENERAL CONDITIONS

ARTICLE 0.         PREAMBLE

The Parties hereby agree to amicably terminate the Initial Lease with retroactive effect as of December 31, 2013 at midnight (hereinafter the “Termination Date”), without one Party being required to notify the other and without penalties for either party.

As needed, it is hereby provided that the settlement of fees and taxes for 2013 shall be made according to the provisions of Article 4.3 of the General Conditions.

The Lessor declares that the Lessee is current, at the time of signature of the Lease, with the payment of rent and expenses related to the Leased Premises under the Initial Lease.

As a trade-off under Article 2044 et seq. of the Civil Code, each Party irrevocably and definitively waives any action, right or claim that it could raise against the other Party with regard to the rent due or paid, under the Initial Lease prior to this document.

The Lessee declares that on the Termination Date, the business carried out within the Leased Premises is not subject to any registration for the benefit of third parties as presented in the list of preferential rights and pledges, the copy of which appears in Appendix 5.

ARTICLE 1.        DEFINITIONS

In the Lease, the following phrases have the meanings assigned to them below:

Appendix means an appendix to the Lease which forms an integral part thereof; it is specified that each Appendix was prepared under the responsibility of its author;

Article means an article in the Lease;

Lease means this commercial lease consisting of the General Conditions and the Specific Conditions;

Lessor means the owner of the Building subject to the Lease who leases the Leased Premises to the Lessee under the terms and conditions of the Lease;

General Conditions mean this document and are intended to govern the rental income on all leased areas of the Building, subject to the application of the Specific Conditions;

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Specific Conditions mean the second part of the Lease governing the contractual relationship between the Lessor and the Lessee. The General Conditions and the Specific Conditions together form the Lease;

Effective Date means the date on which the Lease is considered to take effect, that is to say, the date provided in Article 2 of the Specific Conditions;

Decree means Decree No. 53-960 of September 30, 1953 governing the relationships between lessees and lessors with regard to the renewal of leases of buildings or premises for commercial, industrial or artisanal purposes, as presented in Articles L 145-1 et seq. of the Commercial Code;
Building means the building located at 8-14 rue Gramont and 14, rue du 4 Septembre in Paris (75002).

Day means a business day in France;

Leased Premises mean the entire Building, subject to the Lease and described in more detail in Article 1 of the Specific Conditions;

Rent means the annual rent excluding taxes and expenses payable at that time under the Lease, as reflected in the provisions of Article 4 of the General Conditions and Article 3 of the Specific Conditions;

Party means the Lessor and the Lessee together;

Lessee means the Company that is granted the enjoyment of the Leased Premises under the terms and conditions of the Lease.

ARTICLE 2.         LEASE AGREEMENT – LEASED PREMISES

The Lessor signs a commercial lease with the Lessee, who accepts, for the Leased Premises defined in the Specific Conditions.

If necessary, the Parties expressly agree to submit the Lease to the provisions of Articles L. 145-1 to L. 145-60, R. 145-1 to R. 145-11, R. 145-20 to R. 145-33 and D. 145-12 to D. 145-19 of the Commercial Code and the non-codified provisions of the Decree which remain in force.

ARTICLE 3.         TERM

3.1 The Lease is granted for a period of ten (10) years and four (4) consecutive full months, taking effect on the Effective Date determined by the Specific Conditions.

3.2 The Lessee expressly waives the right provided in Article L. 145-4 of the Commercial Code to give notice upon expiration of a three-year period, the Lease

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being made and accepted for a fixed term of ten (10) years and four (4) months.

3.3 The Lessor may terminate the Lease in the cases provided by law, through an extrajudicial document, as well as in the cases and in the forms provided for in this Lease (particularly Article 25 of the General Conditions).

3.4 In the event of renewal, the Parties agree that the term of each renewed lease will be for a period of nine (9) full consecutive years.

ARTICLE 4.         RENT

4.1     Rent

4.1.1 The Lease is concluded and accepted subject to the annual Rent excluding taxes and expenses outlined in the Specific Conditions.

4.1.2 The Rent shall be subject to value-added tax at the statutory rate in force at the relevant time, payable at the same time as each Rent installment or any other taxes that supplement or replace the value-added tax, in such a way that the rent received by the Lessor is free of all taxes, duties and fees.

4.2     Terms of payment of the Rent and expenses

4.2.1 The Rent shall be paid in advance and every quarter in four (4) equal installments due on January 15, April 15, July 15 and October 15 of each year, and for the first time on the Effective Date of the Lease, unless otherwise stipulated in the Specific Conditions. If the first day of a calendar quarter is a Sunday or a holiday, the payment is due on the last Business Day preceding said Sunday or said public holiday.

4.2.2 The first installment shall be prorated between the due date of the first Rental installment and the last day of the current calendar quarter. The same calculation shall be applied to the last installment, which shall be prorated between the 1st day of the current calendar quarter and the end date of the Lease.

4.2.3 The Lessee shall simultaneously pay together with the Rent a provision for increased VAT expenses, and this amount shall be revised annually. Notwithstanding the foregoing, the Lessor reserves the right to request, at any time, that the Lessee’s share of the reimbursement of property taxes, the tax or fee for garbage removal and the annual tax on offices, commercial premises, storage premises and parking spaces in Ile-de-France be paid by the Lessee, once a year, at the request of the Lessor.

In the event that, during the year, the abovementioned provision proves insufficient, the Lessor shall readjust the amount of this provision and shall notify the Lessee of the amounts of the adjusted provision. The Lessee shall pay the Lessor the amount claimed within a period of fifteen (15) days of receipt of the notification.

4.2.4 The Rent, the quarterly provision for expenses, the reimbursement of property taxes, the tax or fee for garbage removal and the annual tax on offices, commercial premises, storage premises and parking spaces in Ile-de-France and the VAT, as well as, in general, any amounts payable by the Lessee to the Lessor under the Lease, shall be paid by bank transfer in due time

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into the bank account communicated by the Lessor to the Lessee.

4.2.6 The wiring costs will be borne by the Lessee. All payments made by the Lessee to the Lessor hereunder shall not release the Lessee from the provision of the agreement until the day on which the Lessor is in possession of the amounts due as payment; accordingly, a payment shall be deemed to have been made only after such date.

4.3     Statement of accounts

4.3.1 Statement of accounts made under the Lease

At the latest at the end of the second quarter of each year, the Lessor shall draft and communicate to the Lessee a statement of accounts for the expenses of the previous year, and shall make available to the Lessee all supporting documentation for a period of two (2) months from the receipt of such notice by the Lessee. The Parties have a period of two (2) months from the time the Lessee received such notice to dispute or issue reservations about the statement of accounts of the expenses. Once the aforementioned period of two (2) months ends, said statement of accounts shall become final without either of the Parties being able to challenge it, except for the Lessor, with respect to any expenses or taxes whose amount it was not aware of on the date on which the statement of accounts was drafted.

Should the provisions paid by the Lessee turn out to be lower than the actual expenses appearing in the aforementioned statement of accounts, the Lessee agrees to pay to the Lessor, within fifteen (15) business days of receipt of the Lessor’s request, any additional amount that may be required. In the event that the provisions paid by the Lessee exceed the amount of the actual expenses appearing in the aforementioned statement of accounts, the overpayment shall be deducted ipso jure from the provisions requests of the current year.

In any event, it is provided that, since the aforementioned statement of accounts made under the Lease is established on the basis of the expense items known by the Lessor on the date on which said statement of accounts was drafted, this shall not prevent the Lessor from claiming from the Lessee the payment of the duties and taxes referred to in Article 8 of the General Conditions, where the supporting items would not have been brought to the attention of the Lessor by the tax authorities until after the date on which the statement of accounts made under the Lease was drafted.

4.3.2 End-of-Lease statement of accounts

In the event that, for any reason whatsoever, the Lessee leaves the Leased Premises, the Lessor shall draft and communicate to the Lessee an end-of-Lease statement of accounts that shall include the expenses and any amounts payable by the Lessee at the time of restitution of the Leased Premises, which are to be paid within six months of December 31 of the current calendar year during which the Lessee released the Leased Premises. The amount appearing in the end-of-Lease statement of accounts will be deducted ipso jure from the provisions paid by the Lessee.

If the amount of the provisions paid by the Lessee up until its departure proves to be less than the amount due by the Lessee, the difference of said amount shall be deducted ipso jure from the security deposit. In the event the security deposit is insufficient, the Lessee shall pay to the Lessor the amount of this difference within a period of one (1)

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month from the receipt by the Lessee of the notification of the end-of-Lease statement of accounts.

If the amount of the provisions paid by the Lessee to the Lessor exceeds the amount listed in the end-of-Lease statement of accounts, the Lessor shall return to the Lessee the overpayment within a period of one (1) month from the receipt of the letter of agreement issued by the Lessee regarding the end-of-Lease statement of accounts unless other amounts are payable by the Lessee to the Lessor for other items under the Lease.

In any event, it is specified that since the end-of-Lease statement of accounts is established on the basis of the expense items known by the Lessor on the date on which the aforementioned statement of accounts was drafted, this shall not prevent the Lessor from claiming from the Lessee the payment of duties and taxes referred to in Article 8 of the General Conditions, where the supporting items would not have been brought to the attention of the Lessor by the tax authorities until after the date on which the end-of-lease statement of accounts was drafted.

ARTICLE 5.         RENT INDEXATION

5.1 The Rent shall be indexed, either upwards or downwards, based on the variation in the rent index of service industry activities published on a quarterly basis by the INSEE [French National Institute for Statistics and Economic Studies] in the Official Journal.

For the purposes of the first indexation, the reference index shall be the last index published on the Effective Date and the comparison index corresponding to the same quarter of the following year.

For the subsequent years, annual indexation of the Rent shall be performed, using as a basis the annual Rent of the past year and:

•	for reference index, the comparison index used for the previous annual indexation of the Rent; and

•	for comparison index, the index of the same calendar quarter of the following year.

5.2 This indexation shall take effect each year on the anniversary of the Effective Date, and, for the first time, on the first anniversary of the Effective Date, without prejudice to the provisions of Articles L.145-37 and L.145-38 of the Commercial Code.

5.3 The readjustment of the Rent shall be ipso jure and shall be performed without any formality or prior request.

5.4 In the event of termination of publication or of disappearance of the selected index and in case a new index was published in order to replace the one currently in force, the Rent shall be indexed ipso jure on this new index and the switch from the previous index to the new index shall be made using the necessary link ratio. In the absence of an official replacement index, an index shall be chosen by mutual agreement between the Parties.

In the absence of agreement on the choice of the new index to be adopted, the Parties rely on the

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decision of an expert to be appointed by order of the President Judge of the Court of First Instance where the Building is located, at the request of the most diligent Party. The costs and fees corresponding to this request and order shall be borne equally by each Party.

It is hereby stated that this clause represents an essential and binding condition of the Lease, in the absence of which the Lease could not be concluded.

ARTICLE 6.         SECURITY DEPOSIT

The Lessor is in possession of €1,113,297.43 as a security deposit that it received from the Lessee under the Initial Lease. The Parties agree that this amount shall be kept by the Lessor under the Lease, such that the security deposit held by the Lessor on the Effective Date of the Lease is equal to 1,113,297.43 euros (ONE MILLION ONE THOUSAND AND THIRTEEN HUNDRED TWO HUNDRED AND NINETY-SEVEN EUROS AND FORTY-THREE CENTS) representing three (3) months of Rent (excluding taxes and expenses).

The security deposit shall be regarded as a guarantee (i) for the payment of all amounts payable by the Lessee to the Lessor under the Lease, including the costs of Rent, expenses, VAT, including any late payment interest, penalties, damages and occupation rent, (ii) for the proper execution of the terms and conditions of the Lease and (iii) for the return of the Leased Premises at the end of the Lease under the conditions set forth herein and in accordance with their purpose.

Under no circumstance shall the security deposit be used by the Lessee for the payment of the Rents, including the last ones.

When used, the security deposit shall immediately be replenished by the Lessee in order to always correspond to three (3) months of Rent excluding taxes and expenses.

The security deposit shall be adjusted every year in the same proportion as the Rent, in accordance with the provisions of Articles 5 of the General Conditions and 3.2 of the Specific Conditions, such that it corresponds to an amount representing three (3) months of Rent excluding taxes and expenses.

In no case shall the security deposit bear interest for the benefit of the Lessee and, moreover, the main Rent had been set taking this provision into account.

Should the need arise and in compliance with Article 4.3.2 of the General Conditions, the Lessor may, ipso jure, cover the amounts appearing in the end-of-Lease statement of accounts from the security deposit. The balance of the security deposit, if any, shall be repaid to the Lessee within a period of one (1) month from the receipt of its letter of agreement on the end-of-Lease statement of accounts, in compliance with Article 4.3.2 of the General Conditions.

In the event that the Leased Premises are transferred, the Lessee agrees that the security deposit provided to the Lessor be given to the purchaser of the Leased Premises, including in the event of sale or contribution to a new legal entity that may subsequently replace the Lessor by means of merger, split, partial contribution of assets or any other, and waives any action against the Lessor for repayment of this security deposit following the transfer of the Leased Premises, the Lessee’s rights being reserved towards the purchaser of the Leased Premises.

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ARTICLE 7.     TAXES AND DUTIES

7.1 The Lessee shall bear all taxes, contributions and duties, including property taxes and the annual tax on offices, commercial premises, storage premises and parking spaces in Ile-de-France, the tax on garbage removal and the tax on street sweeping to be borne by the Building without there being any need to make a distinction between the taxes incumbent upon the Lessee and those incumbent upon the Lessor, or between the current and future taxes, with the exception of the income tax related to Rent collection.

7.2 The Lessee shall provide proof to the Lessor, at the latter’s request, of the payment of taxes, contributions, expenses and duties for which it is directly responsible, on their due date.

7.3 The Lessee shall also pay or reimburse the Lessor for all sewer taxes, street sweeping taxes, garbage removal taxes, and more generally all the fees payable to any municipal entity related to the Rented Premises.

7.4 The Lessee shall finally pay or reimburse the Lessor for its share of all taxes, duties and fees that may be created subsequently in any form whatsoever, in addition or in place of those set out in paragraph 8.1 below, regardless of the method of taxation.

7.5 The settlement of the share of taxes, contributions and duties shall be made in compliance with the conditions provided in Article 4.2.3 of the General Conditions of the Lease.

ARTICLE 8.         CHARGES AND SUBSCRIPTIONS

8.1 The Lessee shall purchase all subscriptions necessary for its operations and which are not provided by the Building from the relevant suppliers: electricity, telephone, and others, by regularly paying the premiums and contributions in due time, so that the Lessor remains unaccountable for the same, and shall bear the cost of all the repairs that may become necessary to meters, pipes, and all taps.

8.2 Except in the event the Lessor or the administrator of the Building is found lacking, the Lessee may not claim any compensation from the Lessor in the event of disconnection of the electricity, telephone, water, cable, heating, air conditioning or other technical and service supplies within the Building. The Lessor undertakes, for its part, to take action in this matter.

8.3 The Lessee shall bear all the expenses and services that are usually incumbent upon the owner of a building (including, without being limited to, the costs of cleaning the exterior walls and restoration of the Building, the costs of water and electricity, fees, costs and/or social security contributions and costs related to services and/or the employment of staff in charge of security, caretaking, reception and/or cleaning if these services are provided by the Lessor, the Lessor’s insurance premiums under the terms and conditions referred to in Article 16 of the General Conditions, the costs and fees for the rental, administrative and/or technical manager(s) of the Building as well as those for the architect of the Building, the costs, expenses and fees related to the management of the Building by an existing or future AFUL [Association Foncière Urbaine Libre (French Independent Property Management Association)] or ASL [Association Syndicale Libre (French Property Owners’ Association)], costs, expenses and fees related to the co-ownership/volume management of the Building (including the fees of the board or

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the president of the AFUL or ASL) if the Building is, or shall be in the future, subject to co-ownership or volume management status, the audit fees including a technical audit conducted on the Building, etc.), as well as the cost of all maintenance work, maintenance, repairs and replacements which the Lessor would perform in the common areas of the Building, the Leased Premises or for any common equipment and/or facilities in the Building or passing through the Leased Premises, including, without being limited to, work (i) due to wear-and-tear and/or obsolescence and force majeure notwithstanding the provisions of Article 1755 of the Civil Code and/or (ii) work due in order to ensure the compliance of the Leased Premises and/or the Building with any regulation or law applicable to the Leased Premises and/or the Building since ensuring that this compliance is inherent to the activity of the Lessee and even in the event that its performance would not yet become imperative, all with the sole exception of (a) major repairs exhaustively listed in Article 606 of the Civil Code, (b) replacement work on the elevators in the Building, (c) compliance work which would not be inherent to the Lessee’s activity and (d) costs related to the acquisition, maintenance or renewal of an environmental certificate for the Building, which shall be exclusively borne by the Lessor, except with regard to the repairs or work referred to in sections (a) and (b) above, if the latter are due to a lack of maintenance by the Lessee or to its own work.

It is hereby stated that by “Lessee’s activity,” the Parties understand the activity performed by the Lessee on the Leased Premises (including the consequences of the performance of its own construction or maintenance work), the way the Lessee uses the Leased Premises and its obligations in its capacity as building administrator under the provisions of the Labor Code.

8.4 The Lessor shall receive a Rent net of all fees and expenses with the sole exception (a) of major repairs exhaustively listed in Article 606 of the Civil Code, (b) of replacement work on the elevators in the Building, (c) of compliance work which would not be inherent to the Lessee’s activity and (d) of costs related to the acquisition, maintenance or renewal of an environmental certificate for the Building, which shall be exclusively borne by the Lessor, except with regard to the repairs or work referred to in sections (a) and (b) above, if the latter are due to a lack of maintenance by the Lessee or its own work.

8.5. The amount of the provision for expenses shall be based on the expenses of the last closed year and on the forecasts for the current year, and readjusted whenever necessary after having informed the Lessee. The amount applicable for each year shall be communicated to the Lessee by the Lessor or the administrator of the Building.

8.6 The total amount paid per provision by the Lessee shall be adjusted each year, under the terms and conditions provided in Article 4.3, based on the actual expenses incurred by the Lessor and incumbent upon the Lessee.

8.7 The Lessee shall perform, periodically and at its sole expense, safety checks on all the technical installations and equipment. At the first request of the Lessor, the Lessee shall provide proof of purchase of all necessary or useful contracts for the technical management of the Leased Premises from qualified companies which are in compliance with the warranty conditions of the various manufacturers or technicians.

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ARTICLE 9.	CONSISTENCY OF THE LEASED PREMISES – TAKING POSSESSION AND ENJOYMENT OF THE LEASED PREMISES

9.1 Any difference between the dimensions and surfaces of the Leased Premises, as provided in the Specific Conditions of the Lease, and the real dimensions of the Leased Premises cannot justify a decrease or increase in the Rent, the Parties abiding by the consistency of the Leased Premises as they exist.

9.2 The Lessee shall take possession of the Leased Premises as they are on the Effective Date of the Lease, without exception or reservation, the Lessee declaring to be very familiar with them, in compliance with paragraph (D) of the presentation made at the top of the Lease and having no complaint to make as to the current state of the Leased Premises, the work or the maintenance of the Leased Premises or the Building.

9.3 The Parties recall, as necessary, that all the works, embellishments, improvements, installations and constructions of any kind performed by the Lessee on the Leased Premises under the Initial Lease remain the property of the Lessee throughout the term of the Lease, their fate being settled under the terms and conditions of Article 14.2 of the General Conditions.

9.4 The Lessee expressly and irrevocably waives the provisions of Article 1719 (with the exception of the 1st paragraph) of the Civil Code.

ARTICLE 10.     PURPOSE OF THE LEASED PREMISES

10.1 The Leased Premises shall be assigned for the exclusive use of offices and shall be used for the Lessee’s activity as provided in its corporate purpose, excluding in particular public reception and sale to the public. The premises hereunder are not classified in an ERP [Etablissements Recevant du Public (French Public Access Building)] category. No goods shall be stored for sale or put up for sale and no services shall be provided on the Leased Premises. The parking spaces shall be used solely for parking a maximum one car or motorcycle per space.

10.2 The Lessee shall personally ensure that any authorization required for the performance of its activity has been acquired. The authorization granted to the Lessee to perform certain activities does not imply on the part of Lessor the obligation to provide any warranty or to perform any due diligence so as to obtain the administrative authorizations that may be required by the Lessee, for any reason whatsoever and, as a result, the Lessor cannot be held responsible in case of refusal or delay in obtaining such authorizations.

10.3 In addition, in a general manner, the Lessee shall not engage in any activity that could jeopardize the assignment or the purpose of the Leased Premises and, more generally, of the Building. The Lessee shall not, under any circumstances, modify, even temporarily, said use and it shall not change the nature of the activities performed on the Leased Premises and, more generally, inside the Building, or add to these activities different or complementary activities that do not comply with the procedure provided by Articles L 145-47 to L 145-55 of the Commercial Code.

10.4 It is expressly agreed that the Lessee shall remain solely responsible for all administration and the consequences of a possible modification of the purpose

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of the Leased Premises.

10.5 The Lessee shall be personally responsible for the Leased Premises as it results from the regulations in force and the constructive provisions on the premises. During the performance of its activities, the Lessee agrees to comply with the rules relating to labor law, all so that the Lessor is exempted and held harmless from any legal action.

10.6 In case of renewal of the Lease, as in each successive renewal of the Lease, the Rent shall be set, in the absence of an agreement made between the Parties, at the contractual market rental value in force on the date of the renewal, except for any legal value.

ARTICLE 11.     SYMBOLS-SIGNS-BLINDS-ANTENNA

11.1 The Lessee may not display any object in the windows and on the exterior walls of the Building and may not place an object on support pillars. It is also prohibited to display any symbols, signs, placards, notices, awnings, verandas and other items on the exterior walls or paintings on doors, windows, sills, banners, piers, walls, railings, balconies and more generally on the exterior walls or roof of the Building without the express prior consent of the Lessor, subject to any administrative authorization that the Lessee shall eventually obtain to that effect, and the Lessor may never be held liable for the same.

11.2 For this purpose, the Lessor shall receive from the Lessee a draft copy of the permit application that it intends to submit to the competent authorities, including plans of the sides and projections of the exterior walls, as well as technical comments regarding the planned method of installation. In the event of approval, the Lessee shall remain solely responsible for all events arising from the placement of the item concerned.

11.3 Notwithstanding the foregoing, the Lessee is authorized to keep all symbols and signs that it had displayed on or inside the Building under the Initial Lease.

11.4 In the event of the Lessee’s departure, the latter undertakes to remove all its symbols and signs and to restore the deteriorated parts of the exterior walls as they were: attachment sites, traces of all kinds, deterioration of the walls, etc.

11.5 The Lessee is prohibited from installing any antenna whatsoever on the roof of the Building.

ARTICLE 12.     FURNISHING OF THE LEASED PREMISES

The Lessee shall keep the Leased Premises constantly upholstered with furniture, furniture items, equipment and goods of an amount and value sufficient to meet the payment of the Rent and the execution of the Lease Terms.

ARTICLE 13.     FAILURE TO PAY

13.1 The Lessor shall issue to the Lessee an invoice for Rent and quarterly provision of expenses at least two months prior to each payment due date.

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13.2 In default of payment of a single installment of Rent, expenses and, more generally, of any amounts payable under the Lease on the due dates provided for or notified by the Lessor to the Lessee, the amounts payable shall be increased ipso jure and with no formality (this Lease without further notice) by a late payment interest at the statutory rate in force in France on the due date of the amount payable, increased by 200 points, all of the above amounts being included on an invoice including VAT; however, this increase does not stand as the settlement period, from the due date until the day of the payment.

13.3 In the event of default of payment exceeding fifteen (15) Days from the planned due date, all payable amounts shall be increased, on a lump-sum basis, ipso jure, by a 5% penalty, plus VAT, in addition to late payment interest, without there being any need for notification or further notice (this Lease without further notice), and without prejudice to the implementation of the termination clause provided under Article 25 of the General Conditions.

ARTICLE 14.     CHARGES AND RENTAL CONDITIONS

14.1 The Lessee agrees:

14.1.1 To use the Leased Premises with due diligence and in compliance with the purpose that was assigned to them by the Lease and pursuant to Articles 1728 and 1729 of the Civil Code and the purpose of the Leased Premises as provided by Article 10 of the General Conditions.

It shall comply with the provisions of the Building’s code of conduct which could be implemented by the Lessor under the Lease; however, the latter must comply with the provisions of the Lease.

14.1.2 To bear the expenses for the good state of repair, operation, security and cleanliness of the Leased Premises, as well as for the equipment and installations therein, throughout the term of the Lease, to perform, without any delay and at its own expense, all the necessary works and repairs, of any kind, even in the event of dilapidation or force majeure, as well as for all the works requested by any authority whatsoever, especially in the event of changes in regulations applicable to the Leased Premises (especially in terms of hygiene, safety and environmental issues) as they are inherent to the Lessee’s activity, the Lessor bearing only the (a) major repairs exhaustively listed in Article 606 of the Civil Code, (b) replacement work on the elevators in the Building, (c) compliance work which would not be inherent to the Lessee’s activity and (d) costs related to the acquisition, maintenance or renewal of an environmental certificate for the Building, which shall be exclusively borne by the Lessor, except for the repairs or work referred to in sections (a) and (b) above, if the latter are due to the lack of maintenance by the Lessee or its own work.

It is hereby stated that by “Lessee’s activity,” the Parties understand the activity performed by the Lessee on the Leased Premises (including the consequences of the performance of its own construction or maintenance work), the way the Lessee uses the Leased Premises and its obligations in its capacity as building administrator under the provisions of the Labor Code.

14.1.3 Not to install any installation which may prevent access, namely

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to the convection heaters, air conditioning installations, manholes, drain valves, taps and meters or pipes.

14.1.4 To remove, at its expense and without delay, any scaffolding and decorations, as well as any installed equipment the removal of which would be useful or necessary, either for the detection and repair of all kinds of leaks, cracks in the chimneys, or ventilation pipes, especially after fire or leakage, or in general, for the execution of any work by the Lessor or the companies authorized by the same;

14.1.5 To remove, at its expense and without delay, during the execution of the restoration of the Building, any fixtures, signage, etc., the removal of which would facilitate the execution of the work; subsequently, the Lessee shall, at its expense, replace its fixtures and signage, etc.; it shall obtain any necessary permits for the execution of said work.

14.1.6 To perform, only with the prior written consent of the Lessor, any engineering work on the Leased Premises that may have an impact on the external appearance of the Building, the structure or solidity of the Leased Premises and the Building or its safety, all demolition, construction, drilling, wall partitioning and interior layout work requiring an administrative approval and all technical work affecting the technical equipment of the Leased Premises.

In all these cases, the Lessor may submit the draft files for the work presented by the Lessee to its architect and, where appropriate, require that they are executed under its control. The fees for the Lessor’s architect shall be borne by the Lessee.

14.1.7 Not to use any heating and cooling method other than those currently provided by the Building, except occasionally in case of failure of the Building’s systems.

14.1.8 To request and obtain a new permit from the public utility association when undertaking a modification of the electrical system or complementary work which, in any case, must have the prior approval of the Lessor.

14.1.9 To obtain all necessary administrative authorizations for the execution and consequences of its work.

14.1.10 To use the heating, plumbing, ventilation, and electricity companies and, more generally, the Building’s contractors indicated by the Lessor, or the companies whose quality the Lessee can guarantee to the Lessor with regards to presentation, professional qualification and warranties equivalent to those issued by the companies indicated by the Lessor.

14.1.11 To perform its work affecting the structure or the common installations of the Building under the supervision of the Lessor’s architect and an approved inspection company, such as Socotec, CEP, or Véritas, at the Lessee’s expense.

The Lessee shall protect, at its expense, the existing Building as well as the interior finishing elements and equipment prior to starting its work and installation on the Leased Premises so that no disorder is caused to the Building.

The Lessee further agrees to proceed with regular cleaning of the Leased Premises and common areas that may be affected throughout the duration of its work.

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14.1.12 To agree that the authorization of the Lessor and the inspection of the works by its architect, including the inspection of due completion, do not in any way engage its liability or mitigate the liability of the Lessee, both between the Parties as well as towards third parties. The fees related to the Lessor’s architect, commissioned by the latter for the supervision of these activities, shall be borne by the Lessee.

14.1.13 To bear all the consequences of its work that would be detrimental to the main structure and the solidity of the Building, and compensate the Lessor for any damages, of any kind whatsoever, that would be the result of the execution of the aforementioned work.

14.2 All work, embellishments, improvements, installations and constructions of any kind, including, where appropriate, those that could be required by legal or regulatory provisions, conducted on the Leased Premises by the Lessee, under the Initial Lease or under this Lease, shall become, ipso jure and without any formality, the property of the Lessor, without compensation, upon the departure of the Lessee at the end of the Lease, or, for any reason whatsoever, and in particular in the event of transfer of the Lease rights after said departure. However, the Lessor reserves the right to request that all or part of the Leased Premises be restored to their initial condition, at the expense of the Lessee.

In any event, the Lessee shall return the Leased Premises in good state of repair and condition, subject to normal wear and tear of the Leased Premises on this date, after having performed, if necessary, remedial works to restore to the initial condition mentioned above.

14.3 In case of default by the Lessee, during the execution of the abovementioned obligations, except in case of emergency, within one month after an unsuccessful notification made by registered letter with acknowledgement of receipt, the Lessor reserves the right to perform all the necessary repairs and work for the restoration of the Leased Premises itself.

The Lessee shall then be required to reimburse the Lessor for all the amounts that it would have lent and that would represent the consequence of failing to comply with its obligations under the provisions of this Lease.

14.4 The Lessee shall be solely responsible for the financial or tax-related consequences that could result for the Lessor in the execution of works by the Lessee, even in cases where they are legally or regulatorily required.

14.5 In addition, the Lessee also agrees:

14.5.1 To be responsible for any work or repairs of any kind, regardless of the urgency, inside the Building or on the Leased Premises, or on or under public roads, without any compensation from the Lessor or reduction in Rent, regardless of the duration, even if it exceeds forty days, notwithstanding Article 1724 of the Civil Code, unless abuse of rights. To this end, the Lessee shall give free access to its premises to the Lessor and to the companies authorized by the latter.

14.5.2 To be responsible for any modification, creation or demolition of the Leased Premises or the Building (including their equipment or services), without any compensation from the Lessor or reduction in Rent, notwithstanding Article 1723 of the Civil Code. In case of demolition, the Lessor shall ensure the replacement of the equipment or

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service using means ensuring the same function, unless this equipment or service was no longer used. Similarly, the Lessee shall bear, without any compensation from the Lessor, any modifications it deems necessary, regarding both the interior and the exterior appearance of the Building and/or the Leased Premises.

14.5.3 For all the work performed by the Lessor on the Leased Premises pursuant to the provisions of Articles 14.5.1 and 14.5.2 above, the Lessor agrees to (i) inform the Lessee of the execution of such work within at least ten (10) Days prior to the start date, (ii) provide the Lessee with the provisional timetable for the execution of the work as well as regular information on the progress of the work, (iii) reduce as much as possible the inconvenience caused to the Lessee given the nature and duration of the work and (iv) maintain continuous easy access to the Leased Premises throughout the duration of the work.

14.5.4 To comply with the obligations defined by the Building’s co-ownership regulations or the Building’s description of the division of property if the Leased Premises depend or come to depend on co-ownership or volume management and undergo work which may be decided upon by the general assembly of co-owners and the terms and conditions of any code of conduct that may apply to the Building, so that the Lessor is exempted and held harmless from legal action by the other occupants or co-owners of the Building.

14.5.5 To bear the costs of any modification related to a new connection pipe or the replacement of the meter or the indoor equipment that may be required by the concessionary companies following the Effective Date of the Lease.

[14.5.6] To avoid any noisy, dangerous, inconvenient or unsafe activity, to refrain from dumping or throwing corrosive products into sewers and drains and to avoid doing anything that might clog the aforementioned pipes.

14.5.7 Not to store inside the Building and on the Leased Premises any toxic or flammable materials and, in general, any hazardous materials exceeding a volume that would require getting a preliminary statement or a registration or obtaining an authorization pursuant to the regulations on installations classified for environmental protection.

14.5.8 To ensure the good behavior of its staff and its visitors in order to avoid any disturbance of the neighborhood, i.e., the Lessee shall be held liable for any destruction committed inside the Building by its employees or visitors.

14.5.9 Not to place or allow to be placed anything at the entrances and in the corridors of the Building and/or in the entryways to the Leased Premises that may impede passage.

14.5.10 Not to place on the floor of the Building and/or the Leased Premises any object whose weight will exceed that indicated in the Specific Conditions.

ARTICLE 15.     COMPLIANCE WITH THE REGULATIONS IN FORCE

15.1 The Lessee shall strictly comply, in the execution of its activity, with the laws, regulations and administrative requirements, in particular as regards healthiness, urban planning and work regulations, hygiene, safety, environment, fire prevention, monitoring and security of

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the Leased Premises, all so that the Lessor is exempted and held harmless from legal action. The Lessee shall be personally liable for any complaint or injunction that may be issued by the competent authorities concerning the methods of occupancy of the Leased Premises under the terms of the Lease, as well as all related administrative authorizations, for the activity of the Lessee, regarding its construction and decoration works. The Lessor shall not be held liable in case of refusal or delay in obtaining these authorizations.

15.2 The Lessee shall be personally liable for obtaining all administrative authorizations for the execution of its activities and the payment of any amounts, fees, taxes and others that would be claimed in exchange for granting or maintaining such authorizations and related to the activities carried out on the Leased Premises, for the use of the Leased Premises, including pursuant to the legislation on building permits, the use of the premises for offices, hygiene, safety, healthiness, etc.

15.3 The Lessee undertakes not to engage in any activity subject to authorization without first obtaining such authorization. He agrees to provide the Lessor, upon request thereof, with a photocopy of all the administrative documents obtained for the performance of its activity.

15.4 The Parties agree that if, as a result of the contravention to the special regulations related to the activity of the Lessee or the use of the Leased Premises, the Lessee or the Lessor must order the temporary or permanent shut-down of the Leased Premises, such shut-down would not result in the termination of the Lease or the reduction or removal of the financial charges payable by the Lessee under the Lease, and without prejudice to the right of the Lessor to terminate the Lease due to the lack of operation of the Leased Premises. It therefore remains liable, throughout the duration of the potential shut-down, for the payment of the Rent and other expenses specified in the Lease, such as the execution of all terms and Conditions of the Lease.

15.5 Moreover, the Lessee agrees to take all steps and do all the required work towards the resumption of the activity performed.

15.6 The Lessee must bring proof of all its efforts to the Lessor under penalty of termination of the Lease.

15.7 The Lessor is responsible for all safety measures required by the law or by all types of regulations during the term of the Lease.

ARTICLE 16.     INSURANCE

16.1 The Lessor shall purchase the following insurance policies:

16.1.1 A property owner civil liability insurance policy, covering in particular the consequences of civil liability incumbent upon the Lessee due to injury and/or consequential damage to third parties caused by the Building and because of the management thereof, in an amount considered sufficient by the Lessor.

The Lessor reserves the right to cover other risks. All insurance policies shall be subject to the terms and conditions, limitations and exclusions of the policies established by the Lessor.

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16.1.2 Insurance covering the Building as well as the objects and equipment for non-private use therein, in particular against:

•	fire and lightning,

•	all types of explosion,

•	smoke,

•	water damage,

•	electrical damage,

•	falling aircraft and airborne objects,

•	impact of vehicles belonging to a third party,

•	storms, hurricanes, the mechanical impact of hail, the weight of snow,

•	theft and vandalism,

•	terrorist attacks, strikes, riots,

•	natural hazards,

•	machinery breakdown,

•	broken windows in public areas,

•	and all reasonable risks for which the Lessor wishes to get coverage.

The insurance has extended coverage that includes, in particular, loss of Rent for a minimum period of three (3) years and the experts’ fees as well as all other events not mentioned above which seem worthwhile to the Lessor.

In the event the Building were destroyed and can be rebuilt, the policy shall cover the costs of reconstruction of the Building and the losses related to this situation such as loss of Rent.

These policies shall be taken out directly from the insurance company or companies chosen by the Lessor and authorized to insure such risks in France. They shall be maintained throughout the term of the Lease.

16.1.3 The Lessee shall reimburse the Lessor for all (i) the insurance premiums which the Lessor has to pay for all the insurance policies taken out by the same and provided for in paragraphs 16.1.1 and 16.1.2 above and for (ii) any premium paid by the Lessor on behalf of the Lessee or the activity performed by the latter.

The settlement of its share of the insurance premiums shall be made pursuant to the conditions provided for in Article 4.2.3 of the General Conditions above, as they are considered charges.

16.2 The Lessee shall obtain and keep in force throughout the duration of the Lease the following insurance policies:

16.2.1 an insurance policy covering its renovation work, up to the value of the new reconstruction,

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the goods and furnishings covering the Leased Premises against:

•	fire and lightning,

•	all types of explosion,

•	smoke,

•	water damage,

•	electrical damage,

•	falling aircraft and airborne objects,

•	impact of vehicles belonging to a third party,

•	storms, hurricanes, the mechanical impact of hail, the weight of snow,

•	theft and vandalism,

•	terrorist attacks, strikes, riots,

•	natural hazards,

•	machinery breakdown,

•	broken windows in public areas,

•	and all reasonable risks for which the Lessee wishes to get coverage.

This policy shall also include all extensions of use, including, without limitation, the claims issued by neighbors and third parties. The Lease hereby assigns, by express agreement, delegation and delivery in favor of the Lessor of the compensation that would be payable to the Lessee in the event of a claim but only up to the maximum amounts for which Lessee would be liable to the Lessor. To this end, the Lessee agrees to send a copy hereof to its insurers before taking possession of the Leased Premises.

16.2.2 an operations civil liability insurance policy for an amount of $1 million per physical injury and property damage and consequential losses.

These policies shall be taken out with a reputable company. The Lessee will be the only one to bear the relevant premiums as well as the costs resulting from franchises or uninsured events due to its choice of insured events or exclusions from the policy or policies.

The Lessee is required to show proof of purchase of the policies mentioned in this Article prior to the Effective Date of the Lease and whenever the Lessor or its representatives so request, by submitting insurance certificates specifying that the policy or policies comply(ies) with the provisions of this Lease. In addition, those insurance certificates shall:

•	be issued by the insurance company insuring the risk;

•	indicate the end of the policy;

•	confirm the payment by the Lessee of the premiums due on the date the certificate is issued;

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•	confirm that the coverage applies with no liability for the Lessor and its insurers.

16.3 Should the profession or the business of the Lessee involve extra insurance premiums, the Lessee agrees to pay the Lessor and the other tenants in the Building all the extra premiums which may be claimed. The Lessee shall also disclose to the Lessor the presence of any products or goods on the Leased Premises which would require specific statements to the Lessor’s insurer. These products shall have a direct link with the purpose of the Leased Premises provided under this Lease. It is again pointed out that the storage of toxic or hazardous products exceeding a volume that would require getting a preliminary statement or a registration or obtaining an authorization pursuant to the regulations on installations classified for environmental protection is strictly prohibited; however, the Lessee is allowed, beyond said volume, to store on the Leased Premises and under its sole liability, potentially flammable products (deodorants, perfumes, etc.), particularly in rooms designated for the training of business teams.

16.4 The Lessor shall not be liable for any enjoyment issues or damage caused to the Lessee due to third parties, particularly in case of theft or burglary or vandalism, the Lessee furthermore having to ensure security and monitoring of the Leased Premises itself.

16.5 The Lessee shall disclose to the Lessor any incident that occurs on the Leased Premises within 48 hours, under penalty of having to subrogate the Lessor’s insurer in its obligations in case of breakdown thereof related to the time of the event.

16. 6 The Lessee agrees to provide, at its expense, all information and assistance necessary to enable the Lessor to take out the insurance policies indicated in this Article, and particularly in the event of a claim, it agrees to allow the expert commissioned by the Lessor’s insurers to have access to the Leased Premises, to assess the damage made to the Lessor’s property and to have access to all necessary information for the expert assessment or settlement of claims. If this commitment is not met, and if the compensation payable to the Lessor will be reduced or refused by the relevant insurers, the Lessee shall be obligated to pay the Lessor an amount equal to that of the reduction resulting in the compensation.

16.7 Operating insurance

The Lessee declares to be covered for operating losses through the policy:

•	No. FRP00029113

issued by the company Allianz, insurance broker.

16.8 In addition, the Lessee undertakes:

▪	not to breach in any way any clause in its insurance policy or policies that could result in the termination thereof;

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▪
to waive and have waived by its insurer or insurers any claim against the Lessor and its insurer or insurers in the event of damage caused to the Building and the Premises, including by the aforementioned events, as well as any losses, particularly operating losses resulting thereof;

▪
to waive and have waived by its insurer or insurers any claim against the other tenants or occupants of the Building and their respective insurers, such waiver being expressly granted under the condition that these other tenants and/or occupants and their respective insurers have granted such a waiver to claim to the Lessee and its insurers.

ARTICLE 17.     CLAIM

17.1 The Lessee waives, and agrees to issue a waiver to its insurers for, any claim and actions against the Lessor, its representative, or its insurers:

17.1.1 due to the damage and/or total or partial destruction of its equipment and goods, its furniture, and, more generally, all objects owned by it or which would be held by it in any capacity whatsoever, including damage caused to the works that it would have performed on the Leased Premises, and because of the loss of enjoyment,

17.1.2 in the event of theft, theft attempt, felony, assault, embezzlement and/or vandalism of which the Lessee may be a victim on the Leased Premises,

17.1.3 for any accidents or damage that may occur inside or outside the Building, in particular as a result of a failure in the gas pipeline, water lines, electricity cables, central heating or air conditioning,

17.1.4 in the event of fault or defect of the Leased Premises, the Lessee waiving the right to invoke the provisions of Articles 1719-2°, 3° and 4°, 1720 and 1721 of the Civil Code,

17.1.5 in the event of disturbances concerning the enjoyment by third parties, regardless of their capacity, the Lessee taking direct action against them without involving the Lessor,

17.1.6 in the event of expropriation of the Building for public use,

17.1.7 in the event of an accident taking place inside the Building during the term of this Lease, regardless of the cause unless the origin of the accident is attributable to the Lessor.

17.2 The Lessor waives, and agrees to issue waiver to its insurers for, any claim against the Lessee or its insurers due to the damage and/or total or partial destruction of its Building, except the case of malicious act.

17.3 The Lessor shall not be held liable for interruptions or irregularities, even extended ones, for any reason whatsoever, except in the case of its own failure or malicious act concerning:

17.3.1 the operation of common equipment inside the Building (services such as water, gas, electricity, heating, elevators, air conditioning, telephone, sewer, or any other similar services), it reserves the right to interrupt them in order to ensure their

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maintenance,

17.3.2 the supply of all energy sources or liquids (services such as water, gas, electricity, heating, elevators, air conditioning, telephone, sewer, or any other similar services), and

17.3.3 more generally, all services or supplies regarding the Leased Premises or the common areas.

The Lessee agrees to make no claim and to file no appeal for all of these reasons. In this respect, it is pointed out that the Lessee may request no compensation or reduction in Rent for any interruption of the services provided by such equipment and services unless these interruptions are the result of the Lessor’s failure.

17.4 The Lessee shall be personally liable for all damage caused to the Leased Premises and any disturbance of enjoyment caused by the other occupants of the Building, neighbors or third parties and shall directly take action against the perpetrators of these disturbances without the involvement of the Lessor.

17.5 The Lessee shall be personally liable for any risks, dangers and costs, any claim made by the other occupants of the Building, neighbors or third parties, namely due to noise, odors, heat, or vibrations caused by the Lessee or by devices belonging to the same, so that the Lessor is exempted and held harmless from legal action.

ARTICLE 18.     DISCLOSURE AND REPAIR OF CLAIMS, DEFECTS AND DAMAGES AFFECTING THE BUILDING

18.1 The Lessee agrees to disclose to the Lessor, by registered letter with acknowledgment of receipt sent within a period of 48 hours, the onset of any defect and any damage affecting the Building.

18.2 The Lessee shall immediately notify its insurer, on the one hand, and the Lessor, on the other hand, of any claim affecting the Leased Premises, regardless of the importance, and shall confirm such claim by registered letter with acknowledgment of receipt sent within a period of 48 hours.

18.3 To enable the repair of these defects and damage, the Lessee agrees to allow access to the Leased Premises to all entrepreneurs and to allow them to execute any work and repairs.

ARTICLE 19.     DESTRUCTION OF THE LEASED PREMISES

19.1 If the Leased Premises were to be destroyed entirely or rendered entirely unusable, due to dilapidation, flood, strike, due to civil war, riot, fire, an explosion (regardless of the cause), or any disaster or another cause beyond the reasonable control of the Lessor, the Lease shall be terminated ipso jure without compensation for the Lessee, the full benefits of the Lessor’s insurance compensation received with regard to these insurance policies being acquired by the Lessor.

19.2 If the Leased Premises were to be destroyed or rendered unusable in part due to dilapidation, flood, strike, acts of war, civil war, riot or another cause beyond the reasonable control of the Lessor, the Lessor alone shall have the option to either terminate the

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Lease ipso jure without compensation or not terminate the Lease by agreeing upon a relief in Rent during the partial loss of enjoyment. It is specified that in this second case, and provided that the Lessor rebuilds the Building within a maximum period of three years, the Lease shall continue for all the Leased Premises and the relief in Rent shall be calculated based on the effective area destroyed. This calculation shall be done by an expert selected by mutual agreement by the Parties.

In the absence of an agreement, an expert shall be appointment, at the request of the Lessor, by the Presiding Judge of the Court of First Instance ruling according to summary proceedings.

The fees and expenses related to the proceedings and the appointment of the expert, amicably or judicially, shall be borne equally between the Lessor and the Lessee.

ARTICLE 20.     SUBLEASE – DOMICILIATION

20.1 Any sublease, whether in full or in part, against payment or free of charge, of all or part of the Leased Premises as well as of any domiciliation is strictly prohibited.

However, in event that a sublease or a domiciliation were to be authorized by the Lessor, the Lessee will be the only one liable for its obligations or those of its sublessee(s) and all residents. The Lessee agrees to submit the text of the sublease and/or any domiciliation to the prior written consent of the Lessor.

20.2 The Leased Premises are an indivisible whole in the joint intention of the Parties, and the sublease(s) shall not be enforceable against the Lessor and shall include a waiver made by the sublessee(s) of any action and any right to renew the sublease with the Lessor.

20.3 In addition, the Lessee undertakes to pay to its sublessee(s) any potential compensation, of any nature whatsoever, which may be payable under the provisions of the Decree of September 30, 1953 and Articles L. 145-1 et seq. of the Commercial Code, the Lessor being exempted from legal action.

20.4 The construction and restoration work to restore the Leased Premises to their initial condition, following the subleases, are the responsibility of the Lessee alone.

20.5 This Article shall be reproduced in any sublease and domiciliation agreements.

ARTICLE 21.     TRANSFER

21.1 The Lessee may transfer its right to this Lease only to the purchaser of its business, any other transfer being prohibited, under penalty of nullity of the transfer granted regardless of this clause and even the termination of this agreement, if the Lessor so deems appropriate.

21.2 In case of transfer of the right to this Lease to the purchaser of the Lessee’s business, the transferee must be approved by the Lessor. However, the Lessor may not refuse to give its approval if the transfer is made for the same activity as that provided in

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the Lease and if the transferee presents guarantees on solvency, enabling it to meet the obligations of the Lessee under the Lease.

21.3 In all cases of transfer, the Lessee shall remain solely responsible, together with its transferee and all subsequent transferees, for the payment of all the amounts due for any reason whatsoever under the terms or because of the Lease, and in particular with respect to the Rents, expenses, works, penalties, compensation and occupancy compensation, without this list being exhaustive, as well as in compliance with all the clauses and Conditions of this Lease, only during the term of the Lease.

21.4 The proposed transfer of the Lease shall be brought to the attention of the Lessor by registered letter with acknowledgment of receipt made one month before the planned date of execution.

21.5 The Lessee shall ensure that this transfer document expressly contains a commitment to solidarity of the transferee towards the Lessor for all the debts of the transferor relating to the Lease and existing on the date of transfer of said Lease.

21.6 For any transfer to be valid, it shall be established by notary deed or by private deed, in the presence of the Lessor duly summoned, and delivered to the Lessor in compliance with Article 1690 of the Civil Code during the month it was signed. Moreover, it shall comply with the provisions applicable to the right of first refusal in the event of business transfer, trade or commercial lease as resulting from Law No. 2005-882 of August 2, 2005 and its implementing decrees.

21.7 An original copy of the transfer deed shall be provided free of charge to the Lessor along with said delivery.

21.8 The foregoing provisions shall apply to all cases of transfer, in any form whatsoever, as the contribution of the benefit of the Lease to any company.

Article 22.     LEASE MANAGEMENT – PERSONAL USE

22.1 The Lessee shall personally use the Leased Premises.

22.2 The Lessee shall under no circumstance give in lease-management its business located on the Leased Premises, under penalty of termination of the Lease, if the Lessor deem so appropriate.

ARTICLE 23.     VISIT TO THE PREMISES – MOVING

23.1 Throughout the term of the Lease, the Lessee shall allow the Leased Premises to be visited by any person representing the Lessor or its representative as well as any person authorized by them, on any day of the week, during the Leased Premises’ business hours, subject, except in an emergency, to having been warned at least 24 hours in advance. These visits and any recommendations, advice or comments made by the Lessor or its representatives shall not result in any liability for the Lessor or its representatives, nor will it be considered a waiver of the Lessee’s obligations under this Lease.

If these requirements are not observed and if an event likely to have harmful consequences requires access to the Leased Premises while they are closed, the Lessor is expressly authorized to have the doors opened by a locksmith

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whose payment shall be reimbursed by the Lessee. Any consequences attributable to the delayed access to the Leased Premises shall be reimbursed by the Lessee.

23.2 During the last six (6) months of enjoyment of the Lease, and even in the event of sale of the Leased Premises (in full or in part), the Lessee shall allow the premises to be visited by the Lessor’s representative(s), each day from 10:00 a.m. to 5:00 p.m. and at any other time with the permission of the Lessee (who may not refuse without a legitimate reason) subject being warned at least 24 hours in advance. The Lessee shall also place a sign or placard on the exterior walls of the Building, on the windows or in any other place the Lessor may deem convenient.

ARTICLE 24.     RETURN OF THE LEASED PREMISES

24.1 Before moving, at the request of the Lessor, prior to any removal, even partial, of the furniture and equipment used during the performance of its business or its activity, the Lessee shall justify by presentation of receipt, the payment of contributions under its responsibility, including taxes, contributions, fees and expenses stipulated in the Lease and throughout the term of the Lease.

24.2 The Lessee shall also return the Leased Premises, after having performed the works, if any, to restore the premises to their initial condition as requested by the Lessor pursuant to Article 14.2 of the General Conditions, in good state of repair and condition subject to normal wear and tear of the Leased Premises on this date, or failing this, to pay to the Lessor the cost of the work necessary to perform these repairs in accordance with the foregoing provisions. The Lessor shall have the option to keep the construction and embellishment work done by the Lessee without having to pay any compensation whatsoever to the latter for this work.

24.3 Upon the departure of the Lessee, an inventory of the premises shall be carried out by the bailiff in the presence of both Parties. The cost of this inventory shall be borne entirely by the Lessee.

24.4 In the event the work required to restore the premises to their initial condition were not done or completed upon the departure of the Lessee, in addition to the cost of repairs the amount of which shall be set by the Lessor’s architect in connection with the Lessee, it shall pay a daily allowance for loss of enjoyment, calculated on the basis of twice the last payable daily Rent, current charges and taxes, throughout the period of preparation and execution of the restoration work.

ARTICLE 25.     TERMINATION CLAUSE

25.1 It is expressly provided that in the event of non-performance by the Lessee of any of its obligations, in particular the non-payment on the due date of any of the terms of the agreed Rent, expenses, occupancy compensation or their incidentals or, more generally, all other amounts payable by the Lessee under the Lease, the Lessor shall be entitled to terminate this Lease. The Lessor shall first contact the Lessee to remedy the situation, either in the form of a payment order or as formal notice to execute or comply with the provisions of the Lease, by registered letter with acknowledgement of receipt or by extrajudicial document, containing the statement made by the Lessor of its

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intention to make use of the provisions of this Article.

If within one (1) month from the payment order or the formal notice, the Lessee has not fully remedied the situation, the Lease shall be terminated automatically, without additional notification, without the need to order the legal termination proceedings, and without prejudice to the Lessor’s right to waive the termination of the Lease.

25.2 In the event of termination of the Lease pursuant to the previous Article or by judicial order, and in addition to the amounts payable under the Lease, including the interest, taxes, the cost of repairs and the cost of litigation related to the termination of the Lease, the Lessor shall be entitled to payment of damages and interest with regard to the damage incurred resulting from the termination of this Lease. The amount shall be determined through legal proceedings.

However, the Parties already agree that this amount cannot be less than the amount of the security deposit.

On the date of the termination of this Lease, the Lessor shall resume possession and shall be entitled ipso jure to use the Leased Premises.

25.3 In the event the Lessee refuses to vacate the Leased Premises, an injunction issued by the Presiding Judge of the Commercial Court in Paris will be required, any offer of payment or execution after the expiration of the period mentioned above being deemed null and void and incapable of obstructing the termination acquired by the Lessor.

25.4 Should the Lessee refuse to evacuate the Leased Premises, the former is liable to the Lessor, ipso jure, and without advance notice, to pay an occupancy compensation that has already been determined, for each day of delay, up to 150% of the amount of the current Rent on the day of the termination of the Lease, expenses, taxes and VAT, prorated starting on the date on which the Lessee would have had to vacate the Building until the actual day of vacation, without the Lessor being required to justify any prejudice (each new month is due in its entirety).

25.5 All fees and expenses, whether recurring or not, incurred in the proceedings, prosecution, protective measures, expenses for the business record search procedure following the implementation of the provisions of this Lease, or necessary in compliance with the Law of March 17, 1909 on sales and pledges of businesses, shall remain the responsibility of the Lessee and considered as additional Rent charges.

ARTICLE 26.     EXPENSES

26.1 The Parties expressly agree that each Party shall bear the fees and expenses of its respective counsels for the drafting of this document and its Appendices.

26.2 The Lease shall be registered by the Lessee, if it so wishes, at its sole expense.

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ARTICLE 27.     NOTIFICATION – ADDRESS FOR SERVICE

Any notification or communication related to the Lease shall be made in writing and delivered by registered mail with acknowledgement of receipt, or (except when a particular provision of the Lease requires the use of a registered letter with acknowledgement of receipt or the services of a public official) hand-delivered (with receipt), to the addresses listed below (or to any other address notified in writing beforehand by the recipient to the sender).

Lessor        WESTINVEST GESELLSCHAFT FÜR INVESTMENTFONDS mbH

at the offices of its management representative for the Building:
Deka Immobilien GmbH
30, rue Galilée
75116 Paris

Fax: 01 44 43 98 16
Lessee        COTY
on the Leased Premises

to the attention of: Mr. Geraud-Marie LACASSAGNE, in his capacity as
President, duly authorized for the purposes hereof.
Fax: 01 58 71 75 12

ARTICLE 28.     JURISDICTION AND SETTLEMENT OF DISPUTES

All disputes arising in this Lease shall be brought before the competent courts in the jurisdiction of the Court of Appeal of Paris.

ARTICLE 29.     TIME LIMIT

The time limits provided in the Lease shall be set in compliance with the provisions of Articles 640 to 642 of the Code of Civil Procedure.

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II – SPECIFIC CONDITIONS

STATEMENT

These Specific Conditions represent a supplement of the General Conditions to which they are attached. Their aim is to clarify certain provisions of the General Conditions. The Specific Conditions together with the General Conditions form a comprehensive sole agreement, the Lease, concerning the Leased Premises.

ARTICLE 1         DESIGNATION OF THE LEASED PREMISES

The Leased Premises consist of the entire Building, its equipment and installations, with a gross floor area of approximately 8,052.60 m2 and 57 parking spaces located in the 2nd basement.

A map of the Leased Premises appears in Appendix 6.

ARTICLE 2         EFFECTIVE DATE OF THE LEASE

The Lease takes effect on January 1, 2014 and ends on April 30, 2024.

The Parties agree not to make a new inventory of the premises in the presence of both Parties and to refer to the inventory drafted under the Initial Lease, a copy of which appears in Appendix 7.

ARTICLE 3         RENT

3.1 Calculation of the Rent

The Lease is made and accepted, subject to the annual Rent excluding taxes and expenses of 4,453,189.72 euros (FOUR MILLION FOUR HUNDRED AND FIFTY-THREE THOUSAND ONE HUNDRED AND EIGHTY-NINE EUROS AND SEVENTY-TWO CENTS).

3.2 Rent indexation

The amount of the Rent provided for in Article 3.1 of the Specific Conditions shall be indexed according to the conditions provided in Article 5 of the General Conditions. The reference index shall be the index of the 2nd quarter of 2013, i.e., 107.18. The first indexation shall take place on January 1, 2015.

3.3 Rental exemption

On a purely commercial basis and in consideration of the Lessee’s commitment to remain on the Leased Premises for a fixed term of 10 years and 4 months, the Lessor allows the Lessee a rental exemption for a period of twelve (12) months (representing an amount of €4,453,189.72) (the “Rental Exemption”) as of the Effective Date of the Lease.

Accordingly, the Rent shall be due for the first time on January 1, 2015.

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Since the Rental Exemption involves only the Rent, all taxes, fees and expenses, as well as all other amounts payable by the Lessee under the Lease, shall be paid by the latter as of the Effective Date of the Lease.

As necessary, it is expressly agreed that the Rental Exemption shall not be renewed in the event of renewal of the Lease.

3.4 Financial contribution of the Lessor to the work performed by the Lessee

On a purely commercial basis and in consideration of the Lessee’s commitment to remain on the Leased Premises for a fixed term of 10 years and 4 months, the Lessor shall financially participate in the cost of the construction work performed by the Lessee. This work shall be carried out by the Lessee on the Leased Premises, which shall be mainly of a real estate nature, but may also involve new furniture to be installed on the Leased Premises, and for a maximum amount of €3,710,991 excluding taxes (hereinafter the “Financial Contribution of the Lessor”).

This work shall be authorized by the Lessor beforehand in accordance with the conditions of Article 14.1.6 of the General Conditions.

It is pointed out here that the Parties have agreed that part of the Financial Contribution of the Lessor shall be assigned to the execution, by the Lessee, of the following work as follows:

•	Replacement of all the convection heaters for an indicative amount of €180,000 excluding taxes;

•	Replacement of the fire safety system for an indicative amount of €160,000 excluding taxes;

•	Replacement of the autonomous emergency lighting system for an indicative amount of €40,000 excluding taxes; and

•	Replacement of the air conditioning system in the server room for an indicative amount of €20,000 excluding VAT.

(hereinafter together referred to as “Replacement Works”).

In the event that the Lessee does not carry out the Replacement Works, the Lessor shall remain liable to the Lessee for the entirety of the Financial Contribution of the Lessor, excluding the amounts for the Replacement Works that were not performed, which the Lessee accepts.

The Lessee shall pay to the Lessor the amount applicable to the Financial Contribution of the Lessor upon submission of one or more invoices (it being stated that there can only be a maximum of one invoice per calendar quarter) issued by the Lessee and a consolidated list of work or furniture accompanied by supporting documents regarding the payment of the foresaid work or furniture.

The Parties agree that:

- at least half of the Financial Contribution of the Lessor, which may be invoked, on

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one or more occasions but with a maximum of one invoice per calendar quarter in accordance with the foregoing, shall be considered entirely by the Lessee before December 31, 2015; and
- the balance of the Financial Contribution of the Lessor, which may be invoked, on one or more occasions but with a maximum of one invoice per calendar quarter in accordance with the foregoing, shall be considered entirely by the Lessee before December 31, 2016.

6. Failing this, the Lessor shall not be liable to the Lessee for any Financial Contribution of the Lessor, which the Lessee accepts.

As necessary, it is expressly agreed that the Financial Contribution of the Lessor shall not be renewed in the event of renewal of the Lease and that the furniture that has been paid for shall remain the property of the Lessee.

ARTICLE 4         EXPENSES AND SUBSCRIPTIONS

For information purposes only, the Lessor shall notify the Lessee that the amount of the annual provision of expenses (excluding taxes, fees and insurance) related to the Premises for 2014 consists of EUR 43,808.41 excluding taxes, i.e., a quarterly provision amount of EUR 10,952.10 excluding taxes.

This amount of expenses was calculated by taking into account the fact that the Lessee occupies the entire Building and that its daily management was transferred to it.

Indeed, the Lessor gives its consent for the Lessee to sign, at its sole expense, in place and on behalf of the Lessor, any contracts or subscriptions with one or more well-known and qualified service companies for the maintenance and repair of the Building and its equipment and installations.

In addition, the Lessee shall sign, at its sole expense, in place and on behalf of the Lessor, any contracts or subscriptions with one or more well-known audit firms qualified for the regulatory control of rescue equipment and resources and fire safety in the Building.

The Lessee shall provide the Lessor with copies of the contracts and subscriptions thus signed as well as copies of the reports issued by the audit firms.

Should the Lessor notice a defect or deficiency in the Lessee or the companies that were contracted by the latter to perform the upkeep, maintenance, repair and control in the Building of the abovementioned aspects, the Lessor shall have the right to sign directly, in place and on behalf of the Lessee, the related contracts and subscriptions with the companies chosen by the former and all the resulting costs shall be comprehensively borne by the Lessee as expenses.

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ARTICLE 5         SUBLEASE

Notwithstanding the provisions of Article 20.1 of the General Conditions, the Lessee is authorized to partially sublease the Leased Premises to any company in which the Lessee directly holds at least fifty percent (50%) of its capital. The other provisions of Article 20 of the General Conditions remain unchanged.

Drawn up in Paris on January 22, 2014 in two (2) original copies

WESTINVEST GESELLSCHAFT FÜR INVESTMENTFONDS mbH

[signature]	[signature]
Ms. Tania BAALI	Mr. Julien GEYER

COTY

Mr. Geraud-Marie LACASSAGNE
[signature]
[handwritten:] [illegible]

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APPENDIX 1

POWER OF ATTORNEY OF THE LESSOR

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Invest

Power of Attorney (REM Frankreich)

We, in our capacity as managing directors (Geschäftsführer) of West Invest Gesellschaft für Investmentfonds mbH, Hans-Böckler-Straße 33, 40476 Düsseldorf, jointly authorised to represent the company, declare that the following employees of Deka Immobilien GmbH

Group A:

Mr Franz-Josef NOLTE
business address: Taunusanlage 1, 60329 Frankfurt,
Ms Tania BAALI
business address: Rue Galilée 30, 75116 Paris,

Group B:

Mr Adrien MOREAU
Business address: Rue Galilée 30, 75116 Paris
Mr Julien GEYER
business address: Rue Galilée 30, 75116 Paris and

are empowered to act on behalf of WestInvest Gesellschaft für Investmentfonds mbH in such a way, that each employee named in group A, together with an employee named in group B, may sign, negotiate, annul or terminate lease contracts concerning properties of WestInvest Gesellschaft für Investmentfonds mbH in France. They are also authorized to negotiate and sign contracts in cases of deconstruction and refurbishment in context with lease contracts concerning properties of WestInvest Gesellschaft für Investmentfonds mbH in France.

This power of attorney does not authorise the persons named above to act with respect to any property of WestInvest Gesellschaft für Investmentfonds mbH outside of France.

The power of attorney will expire on July 31st, 2014.

Frankfurt am Main, August 01st, 2013

WestInvest Gesellschaft
für Investmentfonds mbH

Burkhard Dallosch

Benjamin Klisa

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APPENDIX 2

STATEMENT OF NATURAL HAZARDS, MINING RISKS AND TECHNOLOGICAL RISKS

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Statement of Natural Hazards, Mining Risks and Technological Risks
Pursuant to Articles L125-5 and R125-26 of the Environmental Code

Reference: DEKA GRAMONT COMMAND ADDRESS*** mode Carried out by a Preventimmo expert For the account CBRE-PROPERTY MANAGEMENT	Date of execution: November 28, 2013 (Valid 6 months) According to the information made available by: Order of the Prefect No. 2012159-0001 of June 7, 2012

REFERENCES OF THE REAL ESTATE PROPERTY
Address of the property 14 Rue du Quatre-Septembre 75002 Paris
Lessor Westinvest Gesellschaft Investmentfonds

SUMMARY

Your town				Your property
Type	Nature of the risk	State of the procedure	Date	Exposed	Works	Ref.
R111.3	Landslide Caused by anthropogenic cavities …	approved	03/19/1991	no	no	p. 4
NHPP [Natural Hazards Prevention Plan]	Flooding	revised	04/19/2007	no	no	p. 4
R111.3	Landslide Caused by natural cavities …	approved	02/25/1977	no	no	p. 5
Seismic zoning: 1 – Extremely low**				no	-	-

* see section “Work requirements and regulations.”
** Seismic zoning of France according to the appendix to Articles R563-1 to 8 of the Environmental Code amended by Decrees No. 2010-1254 and No. 2010-1255 of October 22, 2010 as well as the Order of October 22, 2010 (new regulations in paraseismic construction – EUROCODE 8)

TABLE OF CONTENTS

Summary of your exposure to risks……………………………………………………………………..……………… 1
NOTICE: what you need to know about your SNHMRTR…………………………………………..………………… 2
Official printed form ………………………………………………………………………………………………….... 3
Location on risk mapping ……………………………………………………………………………………….…….. 4
Procedures that do not concern the building …………………………………………………………………………... 5
Statement on the claims paid ………………………………………………………………………………………… …6
Work requirements and regulations, Reference documents, Conclusions …………………………………………….. 7
Appendices …………………………………………………………………………………………………………….. 8

*** In COMMAND ADDRESS mode, the user is responsible for the location and the Preventimmo expert is in charge of the exposure to risks.
Drafting and delivering this document implies the acceptance of the General Sale Conditions, available on the Preventimmo website.
Copyright 2007-2013 Preventimmo. All rights reserved. The names and trademarks belong to their respective owners.
KINAXIA – Simplified joint-stock company with capital of 53,020 euros – Registered office 18 Avenue des Bosquets, 06200 Nice - SIREN 514 061 738 – NICE Corporate and Trade Register

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NOTICE: what you need to know about your SNHMRTR
[Statement of Natural Hazards, Mining Risks and Technological Risks]

The information mentions the number and the date of the order of the prefect regarding the Information for Purchasers and Lessees (IAL) as well as the address of the building.

The situations of the building in terms of natural hazards prevention plans, mining risks prevention plans and technological risks prevention plans present the exposure of the building to hazards, taking into account the town’s prevention plans.
If “YES” is checked, this means that the building is located:
- in a regulated risk zone (approved prevention plan);
- in a hazard zone (prescribed or approved prevention plan);
- in the study perimeter of a prescribed prevention plan.
NOTE: When no map is available for a prevention plan, the entire town is generally considered exposed a priori.

With regard to the risks taken into account, the white boxes correspond to the risks known by the town. If one or more of the white boxes are checked, it means that the building is affected by the corresponding risk(s).

The section regarding possible work assignments makes it possible to draw the attention of the purchaser or the lessee to the compliance of the building in terms of the risks it incurs.

The situation regarding national seismic zoning makes it possible to determine the level of seismicity in the town where the property is located: zone 1: extremely low – 2: low – 3: moderate – 4: average – 5: high.
New construction rules and new seismic zoning, starting on May 1, 2011

The section Location mentions the mapping references that make it possible to localize the property in terms of risk zones.
These maps are put together in the appendix of the report.

The section Parties concerned mentions the names of the parties.
Remember to sign this form.

The Risk Prevention Plan (RPP), drafted and implemented under the authority of the Prefect, makes it possible to take into consideration natural hazards, mining risks and technological risks when occupying and planning the territory. The final document includes the mapping of the regulated risk zones as well as the regulations that apply to each of these zones (existing and future constructions, and other land usage).

Prescribed RPP	Approved RPP	RPP applied in advance

This is the 1st stage of drafting a RPP: the areas potentially subject to the phenomena are known and given for information purposes. They concern the entire town or smaller perimeters and are subject to mapping (perimeter of study, historical maps or hazard maps).

This is a RPP that was submitted to the public inquiry and was approved by the public authorities after consultation. It precisely defines the zones at risk and regulatory constraints that result therefrom (recommendations, assignments) and should be taken into account during any new project.
In certain situations and as a precaution, the prescribed RPP is implemented before its final approval, thus it acquires a regulatory value, just like the approved RPP.

INFORMATION ON THE HAZARDS

The list of CATNAT [Catastrophes Naturelles] (Natural Hazards)] orders	The statement of hazards
It mentions all the events such as “Natural Hazards” (stated as such under the regime of the same name) that took place in the town since 1982.
It states the claims for which the property received compensation within the context of the CATNAT insurance regime since 1982. It is mandatory for the property whose successive owners have received compensation under the CATNAT regime, regardless of the existence of a RPP or seismic zoning and regardless of the location.

MANDATORY MAPPING INFORMATION AND ATTACHED DOCUMENTS

> Mapping excerpts that make it possible to justify the situation of the building with regard to all the RPPs, as well as its location and its exposure;	Period of validity and mandatory update
> Order of the Prefect regarding the information on the major risks in the town (IAL Order);
If the situation with regard to the risks remains the same, the Statement of Risks is valid for 8 months.

In the event of a sale, it is presented to the purchaser at the time of the sale and must be updated at the time of the signature.

With Preventimmo, this update is FREE OF CHARGE for 8 months.

> All the reference mapping plans in A4 format.
In the space provided for the client, in addition, the regulations and presentation notes of the RPPs to which the building is exposed are presented.
For all additional information, please visit Preventimmo.fr

*** In COMMAND ADDRESS mode, the user is responsible for the location and the Preventimmo expert is in charge of the exposure to risks.
Drafting and delivering this document implies the acceptance of the General Sale Conditions, available on the Preventimmo website.
Copyright 2007-2013 Preventimmo. All rights reserved. The names and trademarks belong to their respective owners.
KINAXIA – Simplified joint-stock company with capital of 53,020 euros – Registered office 18 Avenue des Bosquets, 06200 Nice – SIREN 514 061 738 – NICE Corporate and Trade Register

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Note! If they do not involve any specific regulatory obligation or prohibition, the known or foreseeable hazards that may be reported in the various preventive information documents and involve the property are not mentioned in this form [illegible] Article 125-5 (V) of the Environmental Code. In the event of non-compliance with the seller or the lessor’s obligations to disclose, the purchaser or the lessee may require the termination of the contract or ask the judge for a reduction in the sale or rental price

Statement of Natural Hazards, Mining Risks and Technological Risks pursuant to Articles L 125-5 and R 125-26 of the Environmental Code
1. This statement on the obligations, prohibitions, easements and requirements defined with regard to natural hazards, mining risks or technological risks for the building, is established based on the information made available by the order of the prefect

No.	2012159-0001	from	06/07/2012

Location of the real estate property (built or not built)
2. Address
14 Rue du Quatre-Septembre 75002 Paris

3. Location of the building with regard to natural hazards prevention plans [NHPP]
The building is located within the perimeter of a NHPP prescribed						no	x

The building is located within the perimeter of a NHPP applied in advance						no	x

The building is located within the perimeter of a NHPP approved						no	x

The natural hazards taken into account are related to: (the [illegible] hazards are not subject to a RPP procedure for the town)
Flooding

Landslide

The building is related to work assignments under one or more NHPPs						no	x

4. Location of the building with regard to mining risks prevention plans [MRPP]
The building is located within the perimeter of a MRPP prescribed						no	x

The building is located within the perimeter of a MRPP applied in advance						no	x

The building is located within the perimeter of a MRPP approved						no	x

The mining risks taken into account are related to: (the [illegible] risks are not subject to a RPP procedure for the town)

The building is related to work assignments under one or more MRPPs						no	x

5. Location of the building with regard to technological risks prevention plans [TRPP]
The building is located within the perimeter of a TRPP approved						no	X
The building is located within the perimeter of a TRPP prescribed						no	x
The technological risks taken into account are related to: (the [illegible] risks are not subject to a RPP procedure for the town)

The building is related to work assignments under one or more TRPPs						no	x

6. Location of the building with regard to regulated seismicity zoning pursuant to Articles R 563-4 and D 563-8-1 of the Environmental Code amended by the Order and Decrees No. 2010-1254 / 2010-1255 of October 22, 2010

The building is located in a town with seismicity:						zone 1	x
Extremely low

7. Information regarding the claims paid by insurance after a natural hazard, mining disaster or technological disaster pursuant to Article L 125-5 (IV) of the Environmental Code.
The information is listed in the deed of sale					yes	no

Enclosed documents
8. Location
Excerpts from documents or reference files that make it possible to locate the building in terms of the risks taken into account:

o      Multiple mapping excerpt
- Regulatory zoning R111.3 regarding anthropogenic cavities (quarries, underground tunnels, closed compartments) approved on 03/19/1991
   - Regulatory zoning NHPP flooding, revised on 04/19/2007

Parties concerned
Lessor	Westinvest Gesellschaft Investmentfonds	in	[handwritten:] Paris	on	[handwritten:] 01/22/2014 [signatures]

Lessee	[signature] [signature]	in		on	[signatures]
Document made on	11/28/2013 in on [signatures]
*** In COMMAND ADDRESS mode, the user is responsible for the location and the Preventimmo expert is in charge of the exposure to risks.
Drafting and delivering this document implies the acceptance of the General Sale Conditions, available on the Preventimmo website.
Copyright 2007-2013 Preventimmo. All rights reserved. The names and trademarks belong to their respective owners.
KINAXIA – Simplified joint-stock company with capital of 53,020 euros – Registered office 18 Avenue des Bosquets, 06200 Nice – SIREN 514 061 738 – NICE Corporate and Trade Register

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[logo]	COMMAND ADDRESS*** mode - November 28, 2013 14 Rue du Quatre-Septembre 75002 Paris Ref. DEKA GRAMONT – Page 4/12

Landslide	Not exposed*
R111.3 regarding anthropogenic cavities (quarries, underground tunnels, closed compartments) approved on 03/19/1991	* The building is not located within the perimeter of a risk zone

Flooding	Not exposed*
NHPP flooding, revised on 04/19/2007	* The building is not located within the perimeter of a risk zone

*** In COMMAND ADDRESS mode, the user is responsible for the location and the Preventimmo expert is in charge of the exposure to risks.
Drafting and delivering this document implies the acceptance of the General Sale Conditions, available on the Preventimmo website.
Copyright 2007-2013 Preventimmo. All rights reserved. The names and trademarks belong to their respective owners.
KINAXIA – Simplified joint-stock company with capital of 53,020 euros – Registered office 18 Avenue des Bosquets, 06200 Nice – SIREN 514 061 738 – NICE Corporate and Trade Register

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Maps unrelated to the building

With regard to its geographical location, the building is not affected by the following procedures:

R111.3 regarding natural cavities, approved on 02/25/1977

*** In COMMAND ADDRESS mode, the user is responsible for the location and the Preventimmo expert is in charge of the exposure to risks.
Drafting and delivering this document implies the acceptance of the General Sale Conditions, available on the Preventimmo website.
Copyright 2007-2013 Preventimmo. All rights reserved. The names and trademarks belong to their respective owners.
KINAXIA – Simplified joint-stock company with capital of 53,020 euros – Registered office 18 Avenue des Bosquets, 06200 Nice – SIREN 514 061 738 – NICE Corporate and Trade Register

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Statement of paid claims

pursuant to Articles L 125-5 and R125-6 of the Environmental Code

If, to your knowledge, the building was subject to compensation due to consequential damages for events that led to the publication of an order regarding natural hazards, check the appropriate box in the “Paid” column below.

Risk	Start	End	OJ [Official Journal]	Paid
By flooding (overflow of rivers) - By runoff and mudslide	06/23/2005	06/23/2005	04/22/2006	☐
Drought - Differential settlements	07/01/2003	09/30/2003	03/11/2006	☐
By runoff and mudslide - By flooding (overflow of rivers)	07/06/2001	07/07/2001	08/11/2001	☐
By runoff and mudslide - By flooding (overflow of rivers)				☐
Landslide	12/25/1999	12/29/1999	12/30/1999	☐
By flooding (overflow of rivers) - By runoff and mudslide	05/30/1999	05/30/1999	08/24/1999	☐
By flooding (overflow of rivers) - By runoff and mudslide	07/18/1994	07/19/1994	12/17/1994	☐
By runoff and mudslide - By flooding (overflow of rivers)	04/29/1993	04/30/1993	10/10/1993	☐
By flooding (overflow of rivers) - By runoff and mudslide	05/31/1992	06/01/1992	11/05/1992	☐
By runoff and mudslide - By flooding (overflow of rivers)	05/25/1992	05/25/1992	01/16/1993	☐
By flooding (overflow of rivers) - By runoff and mudslide	08/27/1990	08/27/1990	12/19/1990	☐
By runoff and mudslide - By flooding (overflow of rivers)	06/05/1983	06/06/1983	08/05/1983	☐
For more information, please refer to the departmental file on major risks and the town information document regarding the major risks available at the Prefecture or the Town Hall, and online on the website for the prevention of major risks - www.prim.net

Prefecture: Paris – Paris Town: Paris	Address of the Building: 14 Rue du Quatre-Septembre 75002 Paris France

Made on:

Lessor:                             Lessee:

Westinvest Gesellschaft Investmentfonds

*** In COMMAND ADDRESS mode, the user is responsible for the location and the Preventimmo expert is in charge of the exposure to risks.
Drafting and delivering this document implies the acceptance of the General Sale Conditions, available on the Preventimmo website.
Copyright 2007-2013 Preventimmo. All rights reserved. The names and trademarks belong to their respective owners.
KINAXIA – Simplified joint-stock company with capital of 53,020 euros – Registered office 18 Avenue des Bosquets, 06200 Nice – SIREN 514 061 738 – NICE Corporate and Trade Register

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[logo]	COMMAND ADDRESS*** mode - November 28, 2013 14 Rue du Quatre-Septembre 75002 Paris Ref. DEKA GRAMONT – Page 7/12

Work assignments and regulations

None

Reference documents
None

Conclusions

The Statement of Risks drafted by CBRE-PROPERTY MANAGEMENT on 11/28/2013 shows that the town where the property is located is subject to an order of the Prefect No. 2012159-0001 dated 06/07/2012 regarding the obligation to inform the Buyer/Lessee about the Natural Hazards, Mining Risks and Technological Risks.

According to the information made available in the Town Information File, the PROPERTY is not exposed to any of the regulated risk.

List of appendices

> Order of the Prefect No. 2012159-0001 of June 7, 2012
> Regulatory mapping:
- Mapping of procedures R111.3 regarding anthropogenic cavities (quarries, underground tunnels, closed compartments), approved on 03/19/1991; NHPP flooding, revised on 04/19/2007
- Mapping of seismicity

For information purposes, these documents are attached to this report.

*** In COMMAND ADDRESS mode, the user is responsible for the location and the Preventimmo expert is in charge of the exposure to risks.
Drafting and delivering this document implies the acceptance of the General Sale Conditions, available on the Preventimmo website.
Copyright 2007-2013 Preventimmo. All rights reserved. The names and trademarks belong to their respective owners.
KINAXIA – Simplified joint-stock company with capital of 53,020 euros – Registered office 18 Avenue des Bosquets, 06200 Nice – SIREN 514 061 738 – NICE Corporate and Trade Register

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Liberty – Equality – Fraternity
FRENCH REPUBLIC

PREFECT OF THE ILE-DE-PARIS REGION
PREFECT OF PARIS

REGIONAL AND INTERDEPARTMENTAL
DEPARTMENT FOR EQUIPMENT
AND DEVELOPMENT
Territorial unit of Paris

Order of the Prefect No. 2012159-0001
amending the order of the Prefect No. 2006-45-1 of February 14, 2006 regarding the designation of Paris as a town exposed to major technological risks and natural hazards and establishing the information methods for the buyers and lessees of real estate properties located in Paris concerning the aforementioned risks

The Prefect of the Ile-de-France region,
Prefect of Paris,
Officer of the Legion of Honor,
Commander of the National Order of Merit

Pursuant to the General Code of Territorial Authorities,
Pursuant to the Environmental Code, in particular Articles L.125-5 and R.125-23 to R.125-27,
Pursuant to the Building and Housing Code and, in particular, its Articles L.271- 4 and L.271-5,
Pursuant to the Insurance Code and, in particular, its Articles L.125-2 and L.128-2,
Pursuant to Law No. 89-462 of July 6, 1989 as amended, attempting to improve the rental relations and amending Law No. 86-1290 of December 23, 1986 and, in particular, its Article 3-1,

Pursuant to the ministerial order of April 13, 2011 amending the order of October 13, 2005 concerning the definition of the printed template for the establishment of the statement of natural hazards and technological risks,

Pursuant to the inter-ministerial circular of May 27, 2005 regarding information for buyers and lessees of real estate properties on major natural hazards and technological risks,

Pursuant to the order of the Prefect No. 2006-45-1 of February 14, 2006 concerning the designation of Paris as a town exposed to major technological risks and natural hazards and establishing the methods for informing buyers and lessees of real estate properties located in Paris about the aforementioned risks,

Pursuant to the order of the Prefect No. 2008-105-2 of April 14, 2008 amending the order of the Prefect No. 2006-45-1 of February 14, 2006 concerning the designation of Paris as a town exposed to major technological risks and natural hazards and establishing the methods for informing buyers and lessees of real estate properties located in Paris about the aforementioned risks,

At the proposal of the head of the territorial unit for equipment and development of Paris,

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ORDER:

ARTICLE 1:

Article 3 of the same order is amended as follows:

“The elements necessary for the vendors or the lessors (whether owners or not) to inform the buyers and the lessees regarding the properties that are subject to transaction, related to the rental of the buildings concerned in relation to the zones of identified major natural hazards, located in Paris, are presented in a file attached to this order, including:

•	The list of major hazards referred to in Article l of this order;

•	For each of the abovementioned hazards, a synthetic form specifying the nature and the possible range in intensity of the hazards identified in the territory of the town of Paris;

•	Mapping of the zones concerned by these hazards;

•	The references of the documents which the seller or the lessor may consult;

•	The list of ministerial orders concerning recognition of the statement of natural hazards previously made and concerning all or part of the town of Paris.

•	The prevention plan for flood risk in the territory of Paris (graphic documents, regulation and presentation note).”
This file is regularly updated on the website of the Prefecture of the Ile-de-France region, Prefecture of Paris.

ARTICLE 2:

Article 4 of the same order is amended as follows:

“The file and reference documents, referred to in Article 2 of this order, are available:

•	at the reception desk of the Prefecture of the Ile-de-France region, Prefecture of Paris

•	on the website of the Prefecture of the Ile-de-France region, Prefecture of Paris.

ARTICLE 3:

This order shall be notified to the mayor of Paris. It shall be displayed in each district town hall in Paris for one month as of its receipt by the general directors of the departments of the district town halls.

A copy of this order and its appendices shall be sent to the Paris departmental chamber of notaries.

This order, as well as its means of consultation, shall be subject to a notice published in the local press.

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ARTICLE 4:

Any appeal against this order shall be brought before the administrative court of Paris, within a period of two months, as of its publication in the collection of administrative documents of the Ile-de-France region, Prefecture of Paris.

ARTICLE 5:

The Prefect, general secretary of the Prefecture of the of Ile-de-France region, Prefecture of Paris, the chief of police, the regional and interdepartmental director for equipment and development, the regional and interdepartmental director for the environment and energy and the mayor of Paris, are individually responsible for the enforcement of this order, which shall be published in the collection of administrative documents of the Prefecture of Paris and the police headquarters, available on the website of the Prefecture of Paris: www.ile-de-france.gouv.fr.

Made in Paris, on [stamp:] JUNE 7, 2012
For the Prefect and by delegation, the Prefect, general secretary of the Prefecture of the of Ile-de-France region, Prefecture of Paris

[signature]
Bertrand MUNCH

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DOCUMENT A VALEUR INFORMATIVE
O
E
Document de référence relatif à
l'information des Acquéreurs et des Locataires
sur les risques naturels majeurs (IAL)

DOCUMENT FOR INFORMATION PURPOSES                                            [initials] [initials] [initials] [initials]

HAUTE-NORMANDIE
PICARDIE
EVREUX
PONTOISE
MANTES-LA-JOLIE
SARCELLES
MEAUX
ARGENTEUIL
SAINT-DENIS
SAINT-GERMAIN-EN-LAYE
BOBIGNY
LE RAINCY
NANTERRE
PARIS - 1ER ARRONDISSEMENT
TORCY
BOULOGNE-BILLANCOURT
NOGENT-SUR-MARNE
VERSAILLES
L'HAY-LES-ROSES
CRETEIL
ANTONY
PALAISEAU
RAMBOUILLET
EVRY
PROVINS
MELUN
Zonage réglementaire
en ILE-DE-FRANCE
Zones de sismicité
très faible
faible
modérée
moyenne
forte
CENTRE
ETAMPES
FONTAINEBLEAU
N
0
10
20km
BOURGOGNE

Seismicity zones
Regulatory zoning in ILE-DE-FRANCE
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APPENDIX 3

ENERGY PERFORMANCE DIAGNOSIS

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[logo] NOTARIES OUDOT & ASSOCIES [OUDOT & ASSOCIATES]
EPD CREATED BY MANEXI ON AUGUST 28, 2007

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 13. 5. 1. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

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MANEXI 2 bis av Desfeux - 92100 Boulogne Billancourt – Tel. 01 41 31 67 80 – Fax 01 41 31 33 04 – e-mail [illegible] [illegible]
Case No. 11822	Energy Performance Diagnosis [DPE]
DPE-ENR-05 ind 00 26-01-07
Made on:	08/28/2007	Type of property:	Complex of office buildings
Valid until:	08/28/2017	Gross floor area approx.	8050 m2
Approximate date of construction:	1900
Property concerned:	COTY office buildings
located at 8-14 rue de Gramont
14, rue du Quatre Septembre
75002 Paris

Owner	Crédit Agricole Immobilier
117 quai du President Roosvelt [sic: Roosevelt]
92130 Issy les Moulineaux
Building management No.	IMEFA 5320

ENERGY CONSUMPTION FOR TOTAL ENERGY CONSUMPTION
Actual consumption of primary energy:	890	kWh per m2 and per year

Estimate of greenhouse gas emissions:	131	kg of equivalent CO2 per m2 and per year

Energy consumption: (of primary energy)	Greenhouse gas emissions (GES):
Efficient building	Low GES emission

Energy-consumption building	High GES emission

Estimate of consumption costs:	401,705	€ including all taxes per year

Status of the results:
In accordance with the regulations, the energy consumption presented above is estimated based on the actual consumption, all consumption items together. Thus, a building classified as an energy-consumption building does not necessarily mean poorly insulated or poorly equipped. Indeed, the use of the premises and, in particular, the presence of numerous computer stations and TV sets may render the energy consumption posted not very comparable with a standard building.
The result of the diagnosis (description of the building and its insulation equipment, improvement recommendations) gives a better idea of the energy quality of the building itself.

Diagnosis given based on the on-site visit of the [illegible]
The energy consumption specified is estimated based on the history of 1 year of consumption for all the sections of the building
The order of September 15, 2006 does not include the energy prices for the non-residential subscriptions and in compliance with the recommendations of the Ministry of Housing, so the prices specified are obtained based on the energy prices determined by the Ministry of Industry (January 2007)
While awaiting publication by the Ministry of Housing of the inventory of CO2 content present in the heating and cooling networks, the greenhouse gas emissions are estimated based on the information reported to the SNCU [French District Heating and Cooling Association], [illegible] D, 195 kg CO2/kWh for the CPCU [Parisian District Heating Company]

Diagnostic technician: André [illegible]	Technical department: Lucie Thomas
[signature]	[signature]

MANEXI Tel. 01 41 31 67 80	Intervening agency 2 bis avenue Desfeux - 92100 Boulogne-Billancourt

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All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

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Details
Date of visit:				July 21, 2007

DESCRIPTION OF THE PROPERTY

The diagnosed property consists of two Haussmannian attached buildings, located at 14-18 rue de Gramont, to be used as office space. The premises are divided into three zones (A, B and C) with two inner courtyards.
Building 1 consists of 6 floors (ground floor + 6) and 2 basements to be used as office space, meeting rooms, a showroom as well as technical premises (Under [illegible] CPCU, Climespace and CTA).
Building 2 consists of 5 floors (ground floor + 5) and 2 basement levels. These premises are to be used as office space and meeting rooms.
There are several kitchen areas on each floor of the two buildings

DESCRIPTION OF THE OUTER LAYER AND EQUIPMENT
Description
Walls
Building 1: On the street side, stone walls with a thickness of 30 cm and double inside polystyrene insulation
                   the side to the courtyard metallic curtain walls and plate glass windows (4/10/4)

Building 2: Concrete walls with inner insulation

Top floor	Buildings 1 and 2: zinc deck and slate roof break, internal insulation, fiber glass insulation and insulating flocking to limit thermal bridging.
Windows and window frames
Building 1: On the street side, window frames of wood, double-glazed (4/10/4) windows without shutters with exterior blinds
                    the side to the courtyard aluminum window frames, double-glazed (4/10/4) without shutters with exterior blinds except for the ground floor (reception) no blinds

Building 2: the side to the street and courtyard wood window frames, double-glazed (4/10/4) without shutter with exterior blinds

Lower floor	Buildings 1 and 2: Concrete with insulation of approximately 10 cm above parking for 80% of the surface as well as a floor above earth platform with non-verified insulation for the other 20%.
Production of heat and cooling	Urban heating network:
Vertical position tubular exchanger Distribution towards the air units and the unit ventilators.
Flow temperature of the secondary network approximately 90°
Return temperature of the secondary network approximately 70°

	Urban cooling network:	Plate heat exchanger of 700 kW Distribution towards the air units and the unit ventilators.

Heating and cooling emitters
Air units with 4 fresh air tubes – fresh air inlet and blow towards all premises (offices, halls, dining room, show room )
Throughout the building (except the technical premises and parking): air outlets of the air units in the suspended ceiling and unit ventilators with 4 tubes [illegible]
Regulation of the temperature, room by room, by independent regulators.

Hot domestic water system	Power production with accumulation, a 50L tank in each restroom at different floors of the building
Ventilation system	Ventilation ensured by the air units inside the offices and by controlled mechanical ventilation inside the restrooms with self-adjustable extraction.
Other consumers	Fluorescent lighting or compact fluorescent tubes IT equipment Audiovisual equipment Kitchen area
Local renewable energy	None

DETAILS CONCERNING ANNUAL CONSUMPTION BY ENERGY SOURCE all energy uses

	[illegible] energy consumption	[illegible] energy consumption	greenhouse gas	annual energy costs
[illegible]	1,571,025 kWhEF	4,053,245 kWhEP	131,966 kgCO2	€109,029
CPCU	1,456,500 kWhEF	1,456,500 kWhEP	284,018 kgCO2	€80,830
CLIMESPACE	1,655,000 kWhEF	1,655,000 kWhEP	635,520 kgCO2	€211,840

The final energy is the energy that you use for your final consumption ([illegible], gas, heating power, etc.)
The primary energy is the total amount of energy [illegible] to supply an amount of energy to accommodations); it is necessary to supply a greater amount upstream, as there are inherent losses in production, transportation, storage and distribution of energy.

Why the need for a diagnosis
The energy performance diagnosis
•    To inform the future lessee or buyer.
•    To be able to compare different accommodations
•    To encourage the performance of restoration works in order to save energy and contribute to the reduction of greenhouse gas emissions.

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All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

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Recommendations for energy improvement and maintenance

MEASURES RECOMMENDED FOR ENERGY IMPROVEMENT

Several measures are presented in the table below aimed at decreasing your energy consumption
Insulation	It is recommended to choose insulation items bearing the ACERMI name and ACOTHERM windows
Walls
Roof
Frames	While replacing the windows, assess the possibility of using glazing with reinforced insulation
Low floor
Other
Chimney
Pipeline
Heating systems	It is recommended to choose products bearing the MF and/or CE standard.
Generation
Programming
Adjustment
Others
Maintenance
Hot domestic water systems	It is recommended to choose products bearing the [MF] and/or CE standard
[illegible]
Solar
Others
Maintenance
Ventilation system	It is recommended to choose products bearing the MF and/or CE standard.
Facility
Maintenance	Clean the different filters present on the system and verify the good condition of the elements of the air units
Comfort in the summer
Window contact in order to avoid using air conditioning when the windows are open
For further information: www.ademe.fr or www.elopement.gouv.fr

TIPS FOR APPROPRIATE USE

In addition to the specific measures that appear in the table on the previous page, there are numerous measure that cost nothing or are very inexpensive which make it possible to save energy and reduce greenhouse gas emissions.

Terms of use:
The use of presence sensors acting on the lighting and visuals make it possible to reduce electrical consumption

Heating:
Regulate and program: The purpose of the regulation is to keep the temperature at a constant value. Programming makes it possible to vary this temperature set point depending on the needs and occupancy of the premises. The choice of the ambient temperature has a significant influence on the bill. Thus, it is recommended to cut heating during the time the premises are not used. However, in order to ensure quick rise of the temperature, a low temperature thermostat is available, that is adjusted to 3-4 degrees lower than the interior temperature comfort setting. A programmable thermostat shall automatically perform this task.

Reduce heating by one degree and you will save 7% in energy.

Check the hot water loops on a regular basis

Check the maintenance contract.

Lighting:
Opt for low-consumption lamps (fluorescent or compact fluorescent).

Avoid halogen lamps and spotlights that consume much more than a standard bulb.

Clean the lamps and the dusty fixtures: they can lose up to 40% of their luminous efficiency.

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All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

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APPENDIX 4

ENVIRONMENTAL APPENDIX

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ENVIRONMENTAL APPENDIX (drawn up pursuant to Article L.125-9 of the Environmental Code)

TABLE OF CONTENTS:

Definitions

I.	Preamble
II.         Information and data sharing
III.     Management Mandate & Service and Maintenance Agreements
IV.         Steering Committee and environmental monitoring
V.         Enforceability of the Appendix
VI.     Term – Renewal of the agreement
VII.     Confidentiality of the Information

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Definitions:

Article means an Article of the Lease;

Lease means the commercial Lease to which this appendix is attached;

Lessor means the company WESTINVEST GESELLSCHAFT FÜR INVESTMENTFONDS mbH which appeared at the top of the Lease or any buyer of the Building and/or the Leased Premises;

Committee means the Steering Committee, which shall consist of the representatives of the Lessor, the Lessee, which may involve the Agent, the administrator of the Building, as well as any Service Providers defined below.

Effective Date of the Lease means the date on which the Lease will begin to take effect, i.e., January 1, 2014;

Equipment means all public and/or private equipment, especially that related to the production or distribution of any form of the energy used, of water, of waste management, and of air;
Building means the building located at 8-14 rue de Gramont, 14 rue du Quatre Septembre, 75002 Paris;
Leased Premises means the Building that is the subject of the Lease and for which a description is given in its Article 1 “Specific Conditions – Designation of the Leased Premises”;

Agent means any representative duly authorized herein within the limits of its mandate and its responsibilities;

Party(ies) means the Lessor and the Lessee together or, individually, the Lessor or the Lessee;

Lessee means the company Coty to whom the enjoyment of the Leased Premises is granted under the conditions of the Lease.

Service Provider means any Company ensuring the upkeep and/or maintenance duly associated with the Parties through a maintenance contract and/or a request for intervention, i.e.,

LESSEE’s initials			LESSOR’s initials
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any Company participating in the use and operation of the Entire Property, the Building, and the Leased Premises.

I.     Preamble

Pursuant to Articles L. 125-9 of the Environmental Code and R.137-1 to R. 137-3 of the Building and Housing Code, the Parties agree to actively collaborate in order to optimize the technical characteristics of the Building and the Leased Premises in environmental matters, particularly with regard to their conditions of use and operation, especially in the following fields: control of water and energy consumption, waste treatment management, maintenance of technical equipment, particularly heating, ventilation and cooling, energy production and amount of rainwater collected.

In this context, the Parties shall put their heads together, as part of the Committee defined above, to more specifically define the environmental and sustainable development objectives they wish to achieve.

When setting these objectives, and to the extent possible, both financially and technically, the Parties shall agree to an action program aimed at improving the energy and environmental performance of the Leased Premises.

In the event that a law or regulation imposes environmental performance objectives, on one or the other Party, that are more stringent than those set by mutual agreement, said legal or regulatory objectives shall immediately replace the contractual objectives.

In the event of conflict between the terms of the Lease and those mentioned in this Environmental appendix, it is agreed between the Parties that the terms of the Lease shall prevail.

LESSEE’s initials			LESSOR’s initials
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II.	Information and data sharing

II.1	Each Party agrees to communicate to the other all of the information (quote, invoices, audit, etc.) in its possession related to the Building and the Leased Premises regarding:

▪	Electricity consumption,

▪	Gas consumption,

▪	Consumption of any other energy source,

▪	Water consumption,

▪	Production, management and recycling of waste,

▪	The list, the detailed description as well as the energy and maintenance characteristics of the existing equipment assigned to each party,

▪	And, more generally, the proper implementation of the provisions of Article L.125-9 of the Environmental Code.

II.2	This data and information shall be communicated at least once a year, within a reasonable period of notice.

II. 3
This data and information shall be communicated according to a methodology and in a form to be subsequently determined and adapted, where appropriate, in such a way as to have access to usable data in the most efficient way possible, and in a way that would facilitate the comparison, both between the data provided by each Party and in relation to time.

II. 4
To the extent possible, the Parties shall do their best to exchange, as quickly as possible and no later than (6) months following the signing of this document as well as each time an amendment is made to the current Lease, a description of the Equipment associated with the Building or the Leased Premises and with their use, such as heating, ventilation, air conditioning, cooling, lighting, water distribution and equipment associated with waste treatment...

This is a binding condition that the Parties agree to fully comply with and without which this appendix cannot effectively apply.

III.     Management Mandate & Service and Maintenance Agreements

The Parties agree to ask their respective Agents, who are duly authorized for the management of the Building or the Leased Premises and in compliance with the content and the scope of their contractual obligations, as well as the Service Providers who are responsible for the management of their Equipment, to comply with this agreement and, to the extent possible, to participate in the improvement of the principles and objectives defined therein.

Each Party shall communicate to the other Party the contact information of its company or Agents in charge of management, as well as its Service Providers, which may be contacted for matters concerning the environmental performance of the Building or the Leased Premises.

LESSEE’s initials			LESSOR’s initials
[initials]
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IV.	Steering Committee and environmental monitoring

IV.1	The Parties shall establish a Committee that will meet at least once a year, or more frequently if the circumstances so require.

IV.2
The Committee shall be responsible for collecting and reviewing the data and information shared by the Parties. It shall analyze the progress made to the extent of its competence and its responsibilities.

The Committee shall appoint, following the written approval of the Lessor and the Lessee, any Audit Firm or any qualified professional with recognized skills in order to study:

•	the data and information shared by the Parties in accordance with Article II above;

•	the environmental performance of the Building in general;

•	any amendment to the Building or to the Leased Premises, or its operation, which may affect the environmental performance of the Building;

•	any proposal to amend the laws and regulations, or any change in the field, which may be taken into account in order to improve the environmental performance of the Building or the Leased Premises;

Once a year, the Committee shall draw up a Report on the Progress of Energy and Environmental Performance in the Building based on the progress of:

•	energy consumption, greenhouse gas emissions, water consumption, the generation of waste and the maintenance of air quality;

•	the use of Equipment based on non-polluting technologies and renewable energies;

•	the policy on recycling waste;

Said annual report shall be used as a basis for reflection on an action program which shall be drawn up by the Parties corresponding to the measures that are likely to be adopted at a reasonable cost in order to reduce and optimize consumption and aimed at improving the energy and environmental performance of the Building.

V.     Enforceability of the Appendix

This agreement constitutes an appendix to the Lease and as such it shall therefore be enforceable ipso jure against any beneficiary party: transferee of the Lease, sublessee, buyer, etc.

LESSEE’s initials			LESSOR’s initials
[initials]
	[initials]	[initials]	[initials]

VI.	Effective Date – Term – Renewal of the agreement

This agreement titled “Environmental Appendix” takes effect on the Effective Date of the Lease and is valid for the term of said Lease and any possible amendments and renewals.

VII.	Confidentiality of the Information

Subject to the provisions of Articles III and V above, the Parties agree throughout the term of this agreement titled “Environmental Appendix” not to disclose to third parties any information whatsoever related to its terms and conditions, except to their agents, service providers, consultants or co-contractors, who need it in order to participate in its proper implementation.

This clause does not apply if this information is required by law or if it results from the simultaneous written consent of both Parties.

Made in Paris, on January 22, 2014

In two original copies

The Lessor, [signature]	The Lessee, [signature] [signature]

LESSEE’s initials			LESSOR’s initials
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Nature of the information	Content of the information
     1) The list, the detailed description as well as the energy characteristics of the equipment existing in the building and related to waste treatment, heating, cooling, ventilation and lighting and any other system related to the specificity of the building

List of equipment attached.
2) The actual annual energy consumption of the equipment and systems held for operation	Year 2012 The Lessor does not hold the subscriptions.
3) the annual water consumption of the building and the equipment and systems held for operation	Year 2012 The Lessor does not hold the subscriptions.
4) The annual amount of waste generated by the building (if the Lessor provides the treatment, and if necessary, the amount that is collected for valuation or specific treatment)	The Lessor does not provide the waste treatment.

LESSEE’s initials			LESSOR’s initials
[initials]
	[initials]	[initials]	[initials]

APPENDIX 5

LIST OF PREFERENTIAL RIGHTS AND PLEDGES

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State of debt > Debtors

DEBTORS

Address: 14 R DU QUATRE SEPTEMBRE 75002 PARIS
Registry of the Commercial Court of PARIS

In case of reservation, please see the detailed entries below.

TYPE OF ENTRY	NUMBER OF ENTRIES	FILE UPDATED ON	AMOUNT RETAINED
Privileges of social security and complementary schemes	None	01/21/2014	-
Privileges of the Public Treasury	None	01/21/2014	-
Protests	None	01/21/2014	-
Privileges of the French Office for Immigration and Integration	None	01/21/2014	-
Pledges of business or artisan business (conventional and judicial)	None	01/21/2014	-
Privileges of the seller of the business and the action of termination	None	01/21/2014	-
Pledges for tools, material and equipment	None	01/21/2014	-
Statements of claim	None	01/21/2014	-
Leasing operations for moveable assets	None	01/21/2014	-
Publication of lease agreements	2	01/21/2014	-
Hide details

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Entry of April 5, 2011 Number 5130

Agreement end date:
To the benefit of:	BNP PARIBAS LEASE GROUP 46/52 R ARAGO 92823 PUTEAUX CEDEX
Property concerned:
PHOTOCOPIER Brand: KONICA-MINOLTA Serial number: A11V021007675 FAC 1093766842 FROM 12/11/2009 AT KONICA-MINOLTA

Entry of January 18, 2012 Number 985

Agreement end date:
To the benefit of:	LIXXBAIL 1/3 R DU PASSEUR DE BOULOGNE 92861 ISSY LES MOULINEAUX CEDEX 9
Property concerned:	IPR-C1 PLUS CANON TEAM
Publication of title retention clauses	None	01/21/2014 -
Pledge of stocks	None	01/21/2014 -
Warrants	None	01/21/2014 -
Loans and time frames	None	01/21/2014 -
Inalienable goods	None	01/21/2014 -

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APPENDIX 6

MAP OF LEASED PREMISES

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[logo] NOTARIES OUDOT & ASSOCIES
GROUND FLOOR

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 6. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

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[FLOOR PLAN IMAGE]

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[logo] NOTARIES OUDOT & ASSOCIES
1ST FLOOR

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 7. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

[initials]

[initials]	[initials]	[initials]

[logo] NOTARIES OUDOT & ASSOCIES
1ST BASEMENT

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 5. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

[initials]

[initials]	[initials]	[initials]

[logo] NOTARIES OUDOT & ASSOCIES
2ND FLOOR

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 8. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

[initials]

[initials]	[initials]	[initials]

[logo] NOTARIES OUDOT & ASSOCIES
2ND BASEMENT

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 4. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

[initials]

[initials]	[initials]	[initials]

[logo] NOTARIES OUDOT & ASSOCIES
3RD FLOOR

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 9. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

[initials]

[initials]	[initials]	[initials]

[logo] NOTARIES OUDOT & ASSOCIES
3RD BASEMENT

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 3. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

[initials]

[initials]	[initials]	[initials]

[logo] NOTARIES OUDOT & ASSOCIES
4TH FLOOR

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 10. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

[initials]

[initials]	[initials]	[initials]

[logo] NOTARIES OUDOT & ASSOCIES
5TH FLOOR

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 11. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

[initials]

[initials]	[initials]	[initials]

[logo] NOTARIES OUDOT & ASSOCIES
6TH FLOOR

PARIS 2nd, 8, 12, 14, rue Gramont and 14, rue du 4 Septembre – SCI FEDERALE GRAMONT
[barcode] * 18. 1. 2. 1. 2. 9. 12. *
7 & 9, rue LA BOETIE – 75008 PARIS (PLACE ST AUGUSTIN)
TEL. 01.42.65.93.90 – FAX 01.42.65.18.04 –
E-mail: accueil@oudot-associes.com
MEMBER OF AN AUTHORIZED ASSOCIATION – PAYMENT BY CHECK ACCEPTED
Company holding a notary office Corporate and Trade Register 88DO 1446

All rights reserved. This document may not be used without the approval of SELAS OUDOT & ASSOCIES, holder of the rights of the producer database pursuant to the provisions of
Article L.342-1 of the Intellectual Property Code

[initials]

[initials]	[initials]	[initials]

[FLOOR PLAN IMAGE]

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APPENDIX 7

INVENTORY OF THE PREMISES

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

S.C.P. [Professional Civil Partnership] DUQUERROY-ANDRE Associated Bailiffs 103 Rue la Fayette 75010 PARIS

SECOND ORIGINAL

CERTIFIED REPORT

SEPTEMBER SIXTH, TWO THOUSAND FIVE

AT THE REQUEST OF:

SCI FINANCIÈRE GRAMONT, with its registered office at 117, quai du Président Roosevelt, 92132 ISSY-LES-MOULINEAUX, acting through its legal representatives,

HAS INFORMED ME:

That on this day and in order to start the proceedings, I am requested to provide an inventory of the premises of a building to be used as office space, located at 14, rue du 4 septembre, 75002 PARIS.

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

FOR WHICH REASON, IN RESPONSE TO ITS REQUEST:

I, Mr. Aymeric ANDRE, Member of the SCP DUQUERROY et ANDRE, Associated Bailiffs with the Court of First Instance of PARIS, and with registered office at 103, rue de La Fayette – 75010 PARIS,

I was present on this day at 14, rue du 4 septembre, 75002 PARIS, where I recorded the following findings:

This is a traditional stone building in good condition.

The main entryway is covered by a canopy/stained glass window with ironwork. All the ironwork as well as glasswork is in good condition.

The entrance to the lobby is a system of three framed magnetic double doors, topped with fixed frame windows, allowing access to a first air lock, located to the left of an elevator.

A second system of three double-glass doors with intact glasswork allows access to the actual lobby.

Vestibule:

The walls are covered with wooden panels.

The ground is paved with worn stone slabs with stone spalling and ground traces (such as chewing gum).

Entrance lobby:

In the back, I see that there is a small courtyard whose ground is made of cobblestone and decorations with small pebbles inserted in the concrete.

Some shrubs and plants adorn this garden.

I notice that from this place the whole exterior of the building and an adjoining building are visible.

2

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

The lower part of the exterior of the adjoined wall is decorated by trompe l’oeil painting designs.
No significant deterioration is visible on the exterior of this place; however, I note leakage near a water system which caused damage to the slab of the wall. Then, moving to the floors, I notice some infiltration problems in the upper part (see further on in the report).

In the lobby itself, I notice that the ground is composed of pavement in good condition.

Presence of a fake ceiling in which spotlights and the air conditioning system are embedded.

Here it is possible to use the elevators to go from one floor to another.

There is a pillar the bottom of which has a few chips and indentations and a reception desk.

In a recess facing the street, there is a small room access to which is made through a door opening, equipped with non-partitioned offices.

I specify that a fake ceiling panel is detached and hangs, through which the electrical systems and the air conditioning ductwork are visible.

A wooden staircase leads to a basement.

Basement:

The ground is composed of a two-colored mottled carpet in decent condition.

The coats of paint on the walls and ceiling are in decent condition.

I notice that one of the rear windows of the elevator cabin is broken.

There is a kitchen the ground of which is made of modern parquet with straight panels, in decent condition, but which has a few scratches.

3

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

There is an adjoining room to this kitchen whose walls are marked with moisture and infiltration problems covering several square meters. A strong smell of mold also stinks up the atmosphere in this room and is truly prevailing with the open door.

From this basement, I then enter a large meeting room access to which is made through two double doors.

I specify that the ground in this meeting room is made of parquet with straight panels, very worn and scratched.

In the meeting room, the ground is composed of a mottled carpet in decent condition.

The coats [of paint] on the walls and ceiling is in decent condition with a few small chips on the walls.

In the back of the room, there is an old space previously used for the audio and sound systems, since this room was used as a screening or presentation room.

In the basement, I notice that there is a pronounced crack running along a wall for a length of about 1.50 m.

In one of the rooms (currently named Montmartre), I notice that the ceiling has a leakage problem, and that the fake ceiling was cut up for repairs and in order to find the source of the leak.

I notice that the access door to the generator system does not close.

Next, we climb to the last floor in order to go back down floor by floor.

Sixth floor:

On this floor, the restoration works will be fully done by incoming tenants, with regard to flooring and painting.

I simply specify that the room is equipped with electrical and computer cabling, which is not connected, but visible on the ground.

4

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

I also notice that on the sill of several windows overlooking rue du 4 septembre, there are brown infiltration spots that are visible and also running along the same wall.

On this floor, I notice that there is a kitchen equipped with refrigerator and dishwasher at the back of the room.

There is also a stainless steel sink, fitted in a work area and with wall cupboards on top of it.

In this kitchen, I notice that the false ceiling has a pronounced crack measuring about 1 cm.

I also notice that on this floor, there is a framing cabinet containing electric meters; this framing is missing the upper left panel of the door.

Fifth floor:

This is a large area with partitioned offices.

I notice that in some offices, the opening elements facing rue du 4 septembre have several spots of infiltration on the sill of the windows.

I specify that these opening elements are in fact balcony doors with small plywood steps installed on the inner side of their thresholds. Some of the plywood is sunk and damaged.

In one of offices located at the end of the hall, I notice a very large crack with a small recess in the wall that is visible along the entire length.

On this floor, there is also a kitchen equipped with a dishwasher and refrigerator, and a stainless steel sink fitted in a work area.

Ventilation is carried out by a velux window whose sill pan has some small fragments of peeling paint.

Fourth floor:

5

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

On this floor, I notice that there are terraces from which I see the upper part of the adjoining wall. I specify that this upper part, unlike the lower part, is in very poor condition with many cracks (which seem to extend along the pitched roof of the leased premises). Peeling paint that is detaching from the walls is also visible on this exterior.

On the exterior of the leased office building, I also notice from these terraces that a metal window frame is about to fall off, and another was scotch taped on the exterior side.

On this floor, there is a kitchen equipped with a stainless steel sink, a refrigerator and dishwasher as well as wall cupboards.

Continuing along the 4th floor, we reach the length of the building with an opening facing rue de Gramont. There, I again notice that spots of infiltration are visible on the sill of the windows.

Still on the 4th floor, we leave for the courtyard, where I notice that there is a new fitted kitchen in the back.

Then we go into the technical room/mezzanine which is still on the 4th floor, where I notice that there is a false ceiling which has several slabs swollen and soaked with moisture and many spots.

I specify that in the access corridor to this technical area, a crack with recess in the wall, covering the full height, is visible at the gateway.

On this floor, chimney flues and tops are also visible from a window. One of the flues affixed to a wall has cracks as well as splits in the stone.

The automatic ventilation system is missing from a window.

In the corridor leading to the elevators, I notice that the walls are composed of wooden panels, on the lower part of which the woodwork is damaged and stained by a timber whitening product.

6

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

Third floor:

This is a partitioned office space in which work will be performed.

There is an equipped kitchen just like on the previous floors.

In the part facing rue de Gramont, I notice that there is an office with peeling paint near the windows and outer walls and there appears to be some peeling paint on the exterior walls as well, as pieces of stone and plaster are visible on the floors of balconies.
This separation of the formwork actually extends along all the offices located on this floor, on the exterior walls facing rue de Gramont.
This crack is also visible extending along the walls facing rue du 4 septembre, although in a less pronounced manner than along the walls facing rue de Gramont.

One of the fire doors on this floor has a torn and ineffective seal.

There is a second equipped kitchen just like on the previous floors.

Second floor:

On the second floor, from the offices on the exterior walls facing rue de Gramont, I notice that there is peeling paint on the exterior walls like on the previous floors.

We then go into an office from which it is possible to see the roof of one of the leased buildings (grated flat roof).

I notice that at the connection between the roof of the leased building and the adjoining wall, infiltration points with spots and peeling paint are visible.

There is an equipped kitchen just like on the previous floors.

7

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

We access the walkway on the roof of the building, from where the stone exterior of the building is visible and where the terrace I have described is located.

I notice that there is a zinc-plated decorative hat all around which major infiltration points with peeling paint and spots are visible on the exterior
This damage is also found at the base of exterior walls, at the edge of the connecting fascia. The stone is quite damaged and crumbling.

First floor:

One of the offices has a crack measuring about thirty centimeters in a zigzag pattern, on one wall next to the exterior wall facing rue du 4 septembre.

Some cracks in the window frames are visible as is a slight recess in the formwork of the exterior wall next to rue du 4 septembre.

There is also an equipped kitchen just like on the previous floors.

In an courtyard, I notice that the walls have cracks running along the entire length.

The elevator doors on this floor (those of the secondary elevator with a regular cabin) have dents in the coating in several places.

One of the windows, in one of the offices overlooking rue de Gramont, is missing a knob.
The office located right next to that one also has the same problem.

Ground floor/hallway

To the left of the reception area, there is a space for offices the ground of which is covered with a worn and stained carpet.

The paint on the walls and ceiling is worn.

8

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CERTIFIED REPORT OF SEPTEMBER 6, 2005
SCI FINANCIÈRE GRAMONT

There are partitioned offices, an equipped kitchen and a mailroom. In this room, I notice that a detachment of the formwork a visible next to the exterior wall facing rue 4 septembre/corner of rue de Gramont.

On the ground floor, we then reach the back porch on rue de Gramont: I notice that the walls have significant traces of moisture and infiltration, the paint is blistered and peels off in whole sheets.

Parking area:

We reach the parking area from the main entrance of the building.

I noticed horizontal as well as vertical cracks in several places on the access walls to the staircase, in addition to peeling paint.
I specify that one of the handrails is placed on the ground.

In the parking area, I notice that two water leaks are visible, especially in the spotlights, which are covered in water.

These were my findings.

I hereby state that I have drawn up this certified report for all legal intents and purposes.

Mr. Aymerie ANDRE

[signature]
[stamp:] [illegible]

9

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